                                                                    EXHIBIT 10.1




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                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                                      AND

                                WAYNE R. HELLMAN


                            -----------------------
                                   $9,000,000
                            -----------------------


                                     DATED
                                     AS OF
                                OCTOBER 8, 1998






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


                                TABLE OF CONTENTS

            (The Table of Contents is not a part of the Loan Agreement and is included only for convenience of reference.)

ARTICLE I
         DEFINITIONS..........................................................................2
         Section 1.1.      USE OF DEFINED TERMS...............................................2
         Section 1.2.      DEFINITIONS........................................................2

ARTICLE II
         REPRESENTATIONS......................................................................3
         Section 2.1.      REPRESENTATIONS WITH RESPECT TO BORROWER...........................3

ARTICLE III
         LOAN; CONDITIONS TO CLOSING..........................................................5
         Section 3.1.      LOAN AND REPAYMENT.................................................5
         Section 3.2.      Intentionally Left Blank...........................................6
         Section 3.3.      INSPECTIONS........................................................6
         Section 3.4.      BORROWER REQUIRED TO PAY MARGIN CALLS..............................6
         Section 3.5.      Intentionally Left Blank...........................................6
         Section 3.6.      CONDITIONS TO DISBURSEMENT.........................................6
         Section 3.7.      Intentionally Left Blank...........................................7
         Section 3.8.      DISBURSEMENT OF LOAN...............................................7
         Section 3.9.      PAYMENT OF COSTS; INDEMNIFICATION..................................7

ARTICLE IV
         ADDITIONAL COVENANTS AND AGREEMENTS..................................................7
         Section 4.1.      EMPLOYMENT. .......................................................8
         Section 4.2.      AFFIRMATIVE COVENANTS OF BORROWER..................................8
         Section 4.3.      ENVIRONMENTAL MATTERS..............................................9
         Section 4.4.      NEGATIVE COVENANTS OF BORROWER.....................................9

ARTICLE V
         EVENTS OF DEFAULT AND REMEDIES; TERMINATION..........................................9
         Section 5.1.      EVENTS OF DEFAULT..................................................9
         Section 5.2.      REMEDIES ON DEFAULT...............................................11
         Section 5.3.      NO REMEDY EXCLUSIVE...............................................11
         Section 5.4.      AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES.....................11
         Section 5.5.      NO WAIVER.........................................................12

ARTICLE VI
         MISCELLANEOUS.......................................................................12
         Section 6.1.      TERM OF AGREEMENT.................................................12
         Section 6.2.      NOTICES...........................................................12

         Section 6.3.      EXTENT OF COVENANTS OF LENDER; NO PERSONAL LIABILITY..............12
         Section 6.4.      BINDING EFFECT....................................................12
         Section 6.5.      AMENDMENTS AND SUPPLEMENTS........................................12
         Section 6.6.      EXECUTION COUNTERPARTS............................................13
         Section 6.7.      SEVERABILITY......................................................13
         Section 6.8.      CAPTIONS..........................................................13
         Section 6.9.      GOVERNING LAW.....................................................13

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (this Agreement") is made and entered into as of October 8, 1998, by and between ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation with its offices at 2307 East Aurora Road, Suite One, Twinsburg, Ohio 44087 ("Lender") and WAYNE R. HELLMAN, an individual residing at 7181 Ober Lane, Chagrin Falls, Ohio 44023 ("Borrower").

                                   BACKGROUND

         A. Borrower is the Chief Executive Officer and Chairman of Lender.

         B. Borrower owns approximately ten percent (10%) of Lender's issued and outstanding capital stock (the "Margin Shares").

         C. The Margin Shares are pledged as collateral to Prudential Securities Incorporated (the "Margin Lender") to secure a loan from the Margin Lender which as of October 6, 1998 is in the amount of Fifteen Million Forty Nine Thousand One Hundred Ninety Five Dollars ($15,049,195) (the "Margin Loan").

         D. Pursuant to Borrower's agreement with the Margin Lender, at October 6, 1998 the Margin Loan was under collateralized by Eight Million Three Hundred Twenty Seven Thousand Three Hundred Thirteen Dollars ($8,327,313) (the "Margin Deficit").

         E. The Margin Loan must be reduced by the Margin Deficit in order to prevent the Margin Lender from liquidating the Margin Shares.

         F. Upon reports from its advisors and after discussion, Lender's disinterested directors have determined that it is in the best interests of Lender to prevent the liquidation of the Margin Shares in order to avoid the adverse effect on Lender's stock price that is likely to result from the sale of the Margin Shares in the market, and to avoid causing Borrower serious financial stress which would adversely affect the operation and management of Lender.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. USE OF DEFINED TERMS. In addition to the words and terms defined elsewhere in this Agreement or by reference to the Security Documents or other instruments, the words and terms set forth in Section 1.2 shall have the meanings therein set forth unless the context or use expressly indicates different meaning or intent. Such definitions shall be equally applicable to both the singular and plural forms, and the masculine, feminine and neuter forms of any of the words and terms therein defined.

         SECTION 1.2.      DEFINITIONS. As used herein:

         "Affiliate" and "Associate" means those persons that are affiliates and associates as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as presently in effect.

         "Agreement" means this Loan Agreement, as from time to time amended or supplemented.

         "Closing Date" means the date of execution and delivery of the Loan Documents.

         "Collateral" means the property identified in EXHIBIT 1.2-A, but specifically excludes the Margin Shares.

         "Event of Default" means any of the events described as an event of default in Section 5.1 hereof.

         "Loan" means the loan by Lender to Borrower in the total sum of the Loan Amount, to be disbursed pursuant to Section 3.8 hereof.

         "Loan Amount" means Nine Million Dollars ($9,000,000).

         "Loan Documents" means this Agreement and all other agreements, certificates, instruments and other documents required by Lender to evidence or secure, or delivered in connection with the consummation of, the Loan, as such documents may be amended or supplemented from time to time.

         "Mortgage" means each Mortgage on the Realty (defined herein) dated as of even date herewith from Borrower to Lender, as amended or supplemented from time to time.

         "Note" means the Secured Promissory Note, as executed in the form attached hereto as EXHIBIT 1.2-B, evidencing the obligation of Borrower to repay the Loan and any replacement or substitute instrument.

         "Note Payment" means all required payments under the Note.

         "Notice Address" means as to Lender and Borrower, the addresses first set forth at the beginning hereof, or such additional or different address, notice of which is given under Section 6.2 hereof.

         "Person" means an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

         "Security Documents" means, collectively, the documents identified in
EXHIBIT 1.2-C.

         "Title Company" means such title companies as utilized by Lender in connection herewith.

         "UCC Financing Statements" means all financing statements filed to perfect the security interests created under the Security Documents.

                                   ARTICLE II
                                 REPRESENTATIONS

         SECTION 2.1. REPRESENTATIONS WITH RESPECT TO BORROWER. Borrower hereby represents and warrants that:

         (a) Borrower is an individual residing at the Notice Address.

         (b) Borrower has full power and authority to execute and deliver the Loan Documents and to carry out the transactions contemplated thereunder. Such execution, delivery and performance do not, and will not, violate any provision of law applicable to Borrower, and do not, and will not, conflict with or result in a default under any agreement or instrument to which Borrower is a party or by which Borrower or any of his property or assets is or may be bound. The Loan Documents have been duly executed and delivered by Borrower, and all necessary actions have been taken to constitute the Loan Documents legal as valid and binding obligations of Borrower in accordance with their respective terms.

         (c) The Loan is required to prevent forfeiture of the Margin Loan, and the Margin Lender's execution on the Margin Shares.

         (d) There are no actions, suits or proceedings pending or threatened against or affecting Borrower or any of his property or assets which, if adversely determined, would individually or in the aggregate materially impair the ability of Borrower to perform any of his obligations under the Loan or would adversely affect the financial condition of Borrower.

         (e) Except for the Margin Loan, Borrower is not in default under any agreement with any Person, or in the payment of any indebtedness for borrowed money or under any agreement or instrument evidencing any such indebtedness, and no event has occurred which, by notice, the passage of time or otherwise, would constitute any such default.

         (f) Except as set forth in SCHEDULE 2.2(f), Borrower has made no contract or arrangement of any kind, other than the Loan Documents, which has given rise to, or the performance of which by the other party thereto would give rise to, a lien or claim of lien on the Collateral.

         (g) No representation or warranty of Borrower contained in any of the Loan Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished by or on behalf of Borrower to Lender contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         (h) All proceeds of the Loan shall be used for the payment of the Margin Deficit to the Margin Lender. No part of any such proceeds shall be paid to or retained by Borrower.

         (i) Except as disclosed in SCHEDULE 2.2(j), Borrower has good and marketable title in fee simple to the Collateral, subject in all cases to no lien, charge, easement, condition, restriction or encumbrance except as created by the Loan Documents.

         (j) To the knowledge of Borrower:

                  (A) the real property included in the Collateral (the "Realty") does not currently contain and is not presently contaminated by any hazardous substance, hazardous wastes, toxic substance or other material substance or waste in violation of any environmental laws;

                  (B) (i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of hazardous substances at, upon, under or within the Realty; and (ii) there are no underground storage tanks or polychlorinated biphenyls on the Realty;

                  (C) the Realty is not currently threatened by any activity involving directly, or indirectly, the use, generation, treatment, storage or disposal of any hazardous substance, hazardous wastes, toxic substance or other material substance or waste, the exposure to which is prohibited, limited or otherwise regulated by any environmental laws; and

                  (D) no "clean-up" of the Realty has occurred pursuant to any applicable federal or state environmental laws.

         (k) After giving effect to the transactions contemplated by the Loan Documents, Borrower will be solvent, and able to pay his debts as they mature.

         (l) EXHIBIT 2.2-l sets forth all amounts currently owed by Borrower on the Margin Loan, the current amount of the Margin Deficit, and the collateral securing the Margin Loan, including the Margin Shares. Borrower has delivered to Lender true and complete copies of all agreements, documents and other instruments which relate in any way to the Margin Loan.

         (m) Except as set forth in EXHIBIT 2.2-m, Borrower holds his property in his own name, not in the name of any trusts, Associates or Affiliates.

All representations and warranties contained in, or made in connection with, this Agreement and the other Loan Documents shall survive the Closing Date and the disbursement of the Loan and shall not be limited or otherwise affected by any and all inspections, investigations, reviews or other inquiries (including, without limitation, any investigation or review contemplated in Section 3.3) made or other actions taken by Lender or any of its agents, representatives and designees or any other person assisting any of the foregoing or acting for or on behalf of Lender in connection with the Loan Documents or the consummation of the Loan.


                                   ARTICLE III
                           LOAN; CONDITIONS TO CLOSING



         SECTION 3.1. LOAN AND REPAYMENT. On the terms and conditions of this Agreement, Lender shall lend to Borrower the Loan Amount for payment on the Margin Loan. The Loan shall be evidenced by this Agreement and the Note and secured by the Security Documents and other Loan Documents, as applicable. Those instruments shall be executed and delivered by Borrower to Lender concurrently (or after in Lender's discretion) with the execution and delivery of this Agreement and the delivery of all other documents and the satisfaction of all other closing conditions required by this Agreement. Arrangements satisfactory to Lender for the filing and recording of the Security Documents and other Loan Documents evidencing or securing the Loan, which are to be recorded, shall be made, or such instruments may be filed for record prior to or after the disbursement of the Loan, if deemed appropriate by Lender. The Loan shall be disbursed on the Closing Date pursuant to Section 3.8 hereof upon the satisfaction of the conditions set forth in Section 3.6 hereof.

         The terms of repayment of the Loan shall be as set forth in the Note, and Borrower shall make all payments required to be made under the Note as and when due.

         SECTION 3.2. INTENTIONALLY LEFT BLANK.

         SECTION 3.3. INSPECTIONS. In connection with the consummation of the Loan Lender may inspect or otherwise reviewing the Collateral or Borrower's assets. No such inspection and review shall impose any responsibility or liability of any nature upon Lender, its agents, representatives or designees or, without limitation, carry any warranty or representation as to the Collateral.

         SECTION 3.4. BORROWER REQUIRED TO PAY MARGIN CALLS. In the event that the proceeds of the Loan are not sufficient to pay the Margin Deficit, or the Margin Loan again becomes under collateralized, Borrower will, irrespective of the cause of such deficiency, pay all margin calls on the Margin Loan in order to prevent Margin Lender from executing on the Margin Shares.

         SECTION 3.5. INTENTIONALLY LEFT BLANK.

         SECTION 3.6. CONDITIONS TO DISBURSEMENT. The disbursement of the Loan shall be made on the Closing Date, provided Lender shall have received the following on or before the Closing Date (Lender may disburse the Loan prior to receiving any of these items or the fulfillment of any condition hereof, or prior to the attachment of any schedule or exhibit hereto, and in such event Borrower shall promptly provide the required item, fulfill the condition and deliver the required schedules and exhibits after the disbursement of the Loan):

         (a) the duly executed Note;

         (b) the duly executed Security Documents;

         (c) duly executed financing statements to evidence and perfect the security interests created by the Security Documents and delivery of all Collateral which is required to be possessed by Lender to perfect its security interest therein;

         (d) a paid American Land Title Association loan policy of title insurance issued by the Title Company, in the Loan Amount, insuring Lender's interest created by the Security Documents at the level of priority therein stated to be a valid lien on the Realty (including all appurtenances thereto) free and clear of all defects and encumbrances except as created by the Loan Documents, or as disclosed in such policy, with such endorsements as Lender may require, which policy shall contain:

                  (i)  no survey exception not theretofore approved by Lender;

                  (ii) affirmative insurance coverage regarding access, compliance with respect to restrictive covenants and any other matters to which Lender may have objection or require affirmative insurance coverage;

         (e) If the disbursement date differs from the Closing date, a certificate of Borrower that his (i) representations and warranties made in the Loan Documents remain true, accurate and complete as of the disbursement date, and (ii) no default or event which, by notice, the passage of time or otherwise, would constitute a default exists under any of the Loan Documents;

         (f) an opinion of Borrower's counsel, in form satisfactory to Lender's counsel;

         (g) such other certifications, documents or opinions as Lender may reasonably request; and

         (h) execution of the amendment to employment agreement provided for in
Section 4.1.

         SECTION 3.7. INTENTIONALLY LEFT BLANK.

         SECTION 3.8. DISBURSEMENT OF LOAN. Lender shall disburse the Loan by delivering funds in the Loan Amount to the Margin Lender on the Closing Date for application to the Margin Loan on Borrower's account.

         SECTION 3.9. PAYMENT OF COSTS; INDEMNIFICATION. Borrower shall pay all costs incident to the Loan, including recording and title fees, title examination and insurance fees, escrow fees, all costs and expenses incurred by Lender and the fees and expenses of the counsel, accountants and other consultants, assisting in this matter at the request of Lender or its representatives. Borrower shall defend, indemnify and hold Lender and its directors, officers, and its and their attorneys harmless against any and all loss, cost, expense, claims, damages or actions arising out of or connected with the Loan, or execution and delivery of this Agreement or any other Loan Documents and the preparation of documents relating to the disbursement of the Loan. The provisions of this Section shall survive the termination of this Agreement.

                                   ARTICLE IV
                       ADDITIONAL COVENANTS AND AGREEMENTS

         SECTION 4.1. EMPLOYMENT. Borrower and Lender hereby agree that the term of Borrower's Employment Agreement with Lender will be extended to December 31, 2003, and such agreement will be amended by separate agreement.

         SECTION 4.2. AFFIRMATIVE COVENANTS OF BORROWER. Throughout the term of this Agreement, Borrower shall:

         (a) Taxes and Assessments. Pay and discharge promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon him, his income or any of his property, or upon any part thereof, as well as all claims of any kind which, if unpaid, might by law become a lien or charge upon any of his property, other than taxes, assessments and claims being contested in good faith by appropriate proceedings.

         (b) Maintain Property. Maintain and keep the Collateral in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all repairs, renewals and replacements which are necessary and proper in furtherance thereof.

         (c) Maintain Insurance. Keep all of Borrower's insurable property insured against loss or damage by fire and other risks, maintain public liability insurance against claims for personal injury, death or property damage suffered by others upon, in or about any and all premises owned or occupied by Borrower; and maintain all insurance for which provision has been made in this subsection (c) shall be maintained against such risks and in at least such amounts as such insurance as required in the Security Documents, and all insurance herein provided for shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility. Lender shall be named as an additional insured and loss payee on all such insurance, and certificates of insurance with such designations shall be provided to Lender and shall provide that no insurance shall be canceled or reduced without providing Lender with at least thirty (30) days prior notice.

         (d) Furnish Information. Furnish to Lender such information on Borrower and his assets and liabilities as Lender from time to time requests.

         (e) Deliver Notice. Forthwith upon learning of any of the following, deliver written notice thereof to Lender, describing the same and the steps being taken by Borrower with respect thereto:

                  (i) the occurrence of an Event of Default or an event or circumstance which would constitute an Event of Default, but for the requirement that notice be given or time elapse or both, or

                  (ii) any action, suit or proceeding by or against Borrower at law or in equity, or before any governmental instrumentality or agency, instituted or threatened which, if adversely determined, would materially impair the right or ability of Borrower to perform his obligations hereunder.

         SECTION 4.3. ENVIRONMENTAL MATTERS. Throughout the term of this Agreement, Borrower agrees that Borrower shall ensure that the Realty remains in compliance with all environmental laws and will not place or permit to be placed any hazardous or toxic substances or hazardous waste on the Realty.

         SECTION 4.4. NEGATIVE COVENANTS OF BORROWER. Throughout the term of this Agreement, Borrower agrees that he shall not:

         (a) sell, transfer or otherwise dispose of any of the Collateral without Lender's written consent;

         (b) enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith;

         (c) pledge, assign, transfer, hypothecate or in any manner encumber any of the Collateral; or

         (d) pledge, assign, transfer, hypothecate or in any manner encumber any of the Margin Stock, other than under the Margin Loan or with Lender's written consent to satisfy the Loan.


                                    ARTICLE V
                   EVENTS OF DEFAULT AND REMEDIES; TERMINATION

         SECTION 5.1. EVENTS OF DEFAULT. Each of the following shall be an "Event of Default":

         (a) Borrower shall fail to pay any amount payable under the Note or pursuant to this Agreement, the Security Documents or any other Loan Document on the date on which such payment is due and payable;

         (b) Borrower shall fail to observe and perform any agreement, term or condition contained in this Agreement, the Security Documents or any other Loan Document and such failure continues uncured for a period of thirty (30) days after written notice of such default, or for such longer period to which Lender may agree in writing;

         (c) Any representation or warranty made by Borrower herein or in any other Loan Documents, or in connection herewith or therewith shall prove to have been incorrect in any material respect when made;

         (d) Borrower shall fail to pay any of his indebtedness for borrowed money, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, by acceleration, on demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

         (e) Borrower commences a voluntary case concerning it under any title of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Borrower under the Bankruptcy Code, and relief is ordered against Borrower or the petition, though controverted, is not dismissed within forty-five (45) days after the commencement of the case; or Borrower is not generally paying its debts as such debts become due; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower; or Borrower commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower any such proceeding which remains undismissed for a period of sixty
(60) days; or Borrower is adjudicated insolvent or bankrupt; or Borrower fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding or any order of relief or other order approving any such case or proceeding or in the appointment of any custodian or the like of or for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of forty-five (45) days; or Borrower makes a general assignment for the benefit of creditors; or any action is taken by Borrower for the purpose of effecting any of the foregoing; or a receiver or trustee or any other officer or representative of the court or of creditors, or any court, governmental officer or agency, shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of Borrower for a period in excess of forty-five days;

         (f) A judgment or order for the payment of money in excess of Ten Thousand Dollars ($10,000.00) shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (g) Borrower transfers any of the Margin Stock without Lender's written consent.

         SECTION 5.2. REMEDIES ON DEFAULT. Whenever an Event of Default shall have occurred and be subsisting, any one or more of the following remedial steps may be taken:

         (a) If the Loan has not been disbursed, Lender may terminate any and all of its obligations under this Agreement;

         (b) Lender may declare all payments under the Note to be immediately due and payable, whereupon the same shall become immediately due and payable;

         (c) Lender may posses the Collateral; and

         (d) Lender may pursue all or any combination of the remedies specified in this Agreement, the Security Documents, the Note or any other Loan Document, or which now or hereafter exist in statute, at law or in equity, to collect all amounts then due and thereafter to become due under this Agreement, the Security Documents, the Note or any other Loan Document, or to enforce the performance and observance of any other obligation or agreement of Borrower under the Loan Documents.

         SECTION 5.3. NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to Lender by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, each other Loan Document, or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lender to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly provided for herein or required by law.

         SECTION 5.4. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. If an Event of Default shall occur and Lender should incur expenses, including attorneys' fees, in connection with the enforcement of this Agreement or any other Loan Document, or the collection of sums due thereunder, Borrower shall reimburse Lender for the expenses so incurred upon demand. If any such expenses are not so reimbursed, the amount thereof, together with interest thereon from the date of demand for payment at the Interest Rate (as defined in the Security Documents), shall constitute indebtedness secured by the Security Documents, and in any action brought to collect such indebtedness or to foreclose or enforce the Security Documents, Lender shall be entitled to seek the recovery of such expenses in such action.

         SECTION 5.5. NO WAIVER. No failure by Lender to insist upon the strict performance by Borrower of any provision hereof shall constitute a waiver of his right to strict performance, and no express waiver shall be deemed to apply to any other existing or subsequent right to enforce the failure by Borrower to observe or comply with any provision hereof.


                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.1. TERM OF AGREEMENT. This Agreement shall be and remain in full force and effect from the date of its delivery until (a) the termination of this Agreement pursuant to the terms hereof or (b) such time as the Loan shall have been fully and indefeasably repaid and all other sums payable by Borrower under this Agreement, the Security Documents, the Note and the other Loan Documents shall have been paid.

         SECTION 6.2. NOTICES. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the appropriate Notice Address. Borrower or Lender may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         SECTION 6.3. EXTENT OF COVENANTS OF LENDER; NO PERSONAL LIABILITY. All covenants, obligations and agreements of Lender contained in this Agreement shall be effective only to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any director, officer or agent of Lender, and no such Person shall be personally liable or in any way personally obligated by reason hereof.

         SECTION 6.4. BINDING EFFECT. This Agreement shall inure to the benefit of, and shall be binding in accordance with its terms upon, Lender and its successors and assigns, and on Borrower and his heirs, estate, executors, administrators and personal representatives.

         SECTION 6.5. AMENDMENTS AND SUPPLEMENTS. This Agreement may not be amended or supplemented except by an instrument in writing executed by Lender and Borrower.

         SECTION 6.6. EXECUTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original, and all of which shall constitute but one and the same instrument.

         SECTION 6.7. SEVERABILITY. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

         SECTION 6.8. CAPTIONS. The captions and headings in this Agreement shall be solely for convenience of reference and shall in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

         SECTION 6.9. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principals.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered all as of the date hereinbefore written.

                                            LENDER:

                                            ADVANCED LIGHTING TECHNOLOGIES, INC.


                                            By: /s/ Alan J. Ruud
                                               --------------------------------
                                            Its: Director Representative
                                                -------------------------------

                                            BORROWER:

                                            /s/ Wayne R. Hellman
                                            -----------------------------------
                                            Wayne R. Hellman

                           EXHIBIT 1.2-A-COLLATERAL

                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


         I. All personal property now owned or hereinafter acquired including, but not limited to, stocks; bonds and other securities; investment property; contract rights; furniture; furnishings; chattel papers; deposit accounts; documents; choses in action; money; instruments; goods (whether covered by a certificate of title or not); general intangibles; foreign currency; letters of credit and advices of credit; and

         II. A 1997 Regal pleasure boat, Registration Number FL1982KB, Hull Identification Number RGMPA012G697 and all engines, fixtures and chattels now or hereafter attached thereto or found thereon; and

         III. With respect to all of the foregoing, all (i) privileges and appurtenances thereto, (ii) renewals or replacement thereof or articles in substitution therefor, (iii) proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof, and (iv) all rents, issues, profits or other amounts due to Debtor in respect thereof; and

         IV. Notwithstanding the foregoing, the Collateral shall not include any stock, bonds, or other securities held by Debtor in Advanced Lighting Technologies, Inc. nor any membership interest in Hellman, Ltd.

                     EXHIBIT 1.2-B - SECURED PROMISSORY NOTE
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.

                           [DOCUMENT ATTACHED HERETO]

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER.

                             SECURED PROMISSORY NOTE

$9,000,000                                                      October 8, 1998


         FOR VALUE RECEIVED, WAYNE R. HELLMAN, an individual residing at 7181 Ober Lane, Chagrin Falls, Ohio 44023 ("Maker") promises to pay to the order of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation with its offices at 2307 East Aurora Road, Suite One, Twinsburg, Ohio 44087 ("Payee") the principal sum of Nine Million Dollars ($9,000,000), plus interest (calculated on the basis of a 365 day year) on the principal outstanding from time to time at eight percent (8%) per annum. Maker acknowledges and agrees that Payee has paid the proceeds of the Loan directly to Prudential Securities Incorporated pursuant to the wire instructions attached hereto as EXHIBIT A, on Maker's behalf, in payment of amounts due under the Margin Loan (as defined in the Loan Agreement of even date herewith by and between Maker and Payee (the "Loan Agreement")) (the Loan Agreement is by this reference incorporated herein; any initially capitalized term used but not herein defined shall have the meaning ascribed to it in the Loan Agreement).

         1. MATURITY. All unpaid principal hereunder and all accrued but unpaid interest thereon shall be due in full at October 6, 1999.

         2. ORDER OF PAYMENT; PREPAYMENT. Each payment (and any prepayments) by Maker to Payee hereunder shall be applied first to the costs of collection, if any, second to accrued but unpaid interest and third to principal, regardless of whether Maker designates a payment otherwise. Maker may, at any time he is not in Default, prepay this Note, in whole or in part, from time to time, without premium or penalty.

         3. PAYMENTS. Payments hereunder shall be made at Payee's address set forth above, or at such other address as Payee may direct.


         4. SECURITY DOCUMENTS. This Note is secured by the Collateral pursuant to the the terms and conditions set forth in the Security Documents and the other Loan


                       $9,000,000 Secured Promissory Note
                            Maker - Wayne R. Hellman
                                   Page 1 of 3

Documents, and all of the terms and provisions thereof are by this reference incorporated herein.

         5. DEFAULT. Upon: (A) any Event of Default (as defined in the Loan Agreement); (including the failure to pay any amount when due) after any applicable cure period has passed; or (B) Maker no longer being employed by Payee for any reason (any such event in (A) or (B) being a "Default"), the unpaid principal of the Loan and the accrued but unpaid interest thereon, shall automatically become immediately due and payable.

         6. DEFAULT INTEREST. Any and all amounts owed by Maker to Payee under the terms of this Note which are not paid when due (whether by reason of acceleration or otherwise) shall bear interest at eighteen percent (18%) per annum or, if less, the highest legal rate, until all of such sums are paid in full.

         7. SETOFF. Maker agrees that, in addition to, and without limitation of, any right of setoff or counterclaim which Payee may otherwise have against Maker, upon any Default Payee shall be entitled, at its option, to setoff amounts owed by it to Maker or amounts held by it for the account of Maker, against any principal, interest or other amounts owing from Maker to Payee hereunder or under the other Loan Documents,

         8. MAKER'S WAIVER. Maker waives demand, presentment for payment, notice of dishonor, protest, notice of protest, diligence in collection, bringing suit in connection with the delivery, acceptance, performance, default or enforcement of this Note and any homestead exemption. Maker agrees that Payee may extend the time for payment, accept partial payments, or exchange or release any Collateral securing the Loan, without discharging or releasing Maker.

         9. COLLECTION COSTS. Upon any Default, if this Note is placed by Payee in the hands of any attorney for collection, through legal proceedings or otherwise, Maker agrees to pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, insolvency, or readjustment of debt of Maker. All such amounts shall be added to principal as they are incurred.

         10. AMENDMENT; WAIVER. This Note may not be amended or modified in any manner except by written instrument executed by Payee and Maker. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any such other right, nor shall any such delay or omission be deemed to bar any right hereunder on any future occasion.



                       $9,000,000 Secured Promissory Note
                            Maker - Wayne R. Hellman
                                   Page 2 of 3

         11. SUCCESSORS. Any reference herein to Payee shall be a reference to Payee and any subsequent holder of this Note. This Note shall be binding upon Maker, his heirs, estate, executors, administrators and personal representatives, and shall benefit Payee and its successors and assigns, and any subsequent holder of this Note.

         12. GENERAL. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, without regard to any conflicts or choice of law rules, and shall be construed and interpreted without any presumption or construction against the party causing this Note to be drafted.

         IN WITNESS WHEREOF, Maker has duly executed this Note on the date first above written.

                                                     MAKER


                                                     --------------------------
                                                     Wayne R. Hellman

                       $9,000,000 Secured Promissory Note
                            Maker - Wayne R. Hellman

                                                                       EXHIBIT A

                                 ROETZEL ANDRESS
                        One Cleveland Center, Suite 1650
                               1375 E. 9th Street
                              Cleveland, Ohio 44114
                                 (216) 623-0150
                               Fax (216) 623-0134


                                 October 7, 1998


Jay R. Faeges, Esq.
Goodman Weiss Miller, LLP
100 Erieview Plaza, 27th Floor
Cleveland, Ohio 44114

                  RE:  Wayne R. Hellman and Advanced Lighting Technologies, Inc.

Dear Jay:

         Pursuant to your request, please be advised that as of the close of business on October 6, the actual debit balance in Wayne R. Hellman's account at Prudential Securities, Inc. was $15,049,195.00 and that the margin call was $8,327,313.00. Please be advised that the amount of the debit balance and the margin call will be affected by the day-to-day fluctuations in the stock price.

         The money should be sent to the following by wire transfer:

                        Chase Manhattan Bank (Chase NYC)
                                 ABA # 021000021
                                Account 066296390
                     Further credit to Wayne R. Hellman and
                 Prudential Securities Account Number JTW-001475

                                                     Sincerely,

                                                     ROETZEL & ANDRESS


                                                     /s/ Donald S. Scherzer/ajl
                                                     --------------------------
                                                     Donald S. Scherzer

DSS:ajl/16274_1
cc:      Mr. Wayne R. Hellman
         Gerald W. Cowden, Esq.
VIA FACSIMILE (216-363-5844)
----------------------------

                       EXHIBIT 1.2-C - SECURITY DOCUMENTS
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.

                           [DOCUMENTS ATTACHED HERETO]

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of October 8, 1998, is made by WAYNE R. HELLMAN ("Debtor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023, in favor of ADVANCED LIGHTING TECHNOLOGIES, INC. ("Secured Party"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139.

                                   BACKGROUND

         A. Pursuant to the Loan Agreement dated as of even date herewith, by and between Secured Party and Debtor (the "Agreement"), Secured Party advanced Debtor the principal amount of Nine Million Dollars ($9,000,000) (the "Loan") (any initially capitalized term that is used but not defined herein, has the meaning ascribed to such term in the Agreement).

         B. The Loan is evidenced by the Secured Promissory Note dated as of even date herewith made by Debtor to the order of Secured Party (the "Note").

         C. As a condition thereto, the Loan is secured by the security interests granted by Debtor to Secured Party herein, by the mortgages and security interests granted by Debtor to Secured Party in several Real Estate Mortgages dated as of even date herewith (each a "Mortgage" and collectively the "Mortgages") and by the contract rights assigned by Debtor to Secured Party in the Collateral Assignment of Contract (the "Assignment") dated as of even date herewith.

                                    AGREEMENT

         NOW, THEREFORE, as an inducement to and in consideration of the foregoing, the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1 GRANT. Debtor hereby grants, bargains, sells, conveys, mortgages, and assigns to Secured Party a security interest in all right, title and interest of Debtor in, to and under the property described in EXHIBIT A, together with all other real and personal properties now owned or hereafter acquired by Debtor, of every kind and description, wherever located, and in all (i) privileges and appurtenances thereto, (ii) renewals or replacements thereof or articles in substitution therefor, (iii) proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof, and (iv) all rents, issues and profits or other amounts due to Debtor in respect thereof (collectively, the "Collateral").

         2 PURPOSE. The security interest granted by Debtor to Secured Party in
SECTION 1 (the "Security Interest") secures the payment of principal in the amount of Nine Million Dollars ($9,000,000), together with all interest thereon and any other amounts now or hereafter owing from Debtor to Secured Party hereunder, under the Mortgages, the Note, the Agreement, the Assignment and under all other agreements entered into by Debtor and Secured Party in connection herewith and therewith, and the performance by Debtor of all other of his obligations hereunder and thereunder (collectively, the "Obligations").

         3 REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Secured Party that, except as provided in SCHEDULE 3, and other than the Security Interest or any lien created by the Mortgages:

         3.1 no mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Collateral or any part thereof (including, without limitation, any lien, encumbrance or charge arising by operation of law) now exists;

         3.2 Debtor has not heretofore executed any financing statement or security agreement of any type relating to the Collateral or any part thereof, and no such financing statement or security agreement is now on file in any public office;

         3.3 the Security Interest created hereby is a first and best lien on the Collateral;

         3.4 Debtor has good title to all now owned Collateral; and

         3.5 Debtor has full right and authority to grant the Security Interest to Secured Party as provided herein.

         4 GENERAL COVENANTS.

         4.1 Debtor, at his expense, shall defend the Security Interest against all claims and demands whatsoever.


         4.2 Debtor, at his expense, shall: (i) cause all financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places; (ii) with respect to the Collateral or some part thereof for which any negotiable certificate of title or similar negotiable document is at any time outstanding, promptly advise Secured Party thereof, cause the interest of Secured Party to be properly and promptly noted thereon, and promptly deliver to Secured Party any such negotiable certificate or document; (iii) with respect to any of the Collateral which is the type that the Uniform Commercial Code requires delivery to a secured party, with powers or instruments of transfer, to perfect a security interest therein, deliver such Collateral to Secured Party, together with powers and instruments of transfer executed in blank as required by Secured Party; and (iv) take all other actions and execute all other instruments required, in order to perfect, and keep perfected, the Security Interest in the Collateral granted to Secured Party herein, subject only to Permitted Encumbrances (defined herein).

         4.3 All property of every kind acquired by Debtor after the date hereof, shall immediately upon the acquisition thereof by Debtor, and without further action by Debtor, become subject to the Security Interest, as fully as though now owned by Debtor and specifically described herein. Nevertheless, Debtor shall take such actions and execute and deliver such additional instruments as Secured Party shall reasonably require to further evidence or confirm the subjection of such property to the Security Interest.

         4.4 With the exception of Debtor's cash, money and deposit accounts, which Debtor may continue to use throughout the duration of this Agreement, Debtor shall not sell, rent, convey, assign or transfer the Collateral or any part or interest therein without the prior written consent of Secured Party, which shall not be unreasonably withheld. Debtor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Collateral or any part thereof, or the interest of Debtor or Secured Party therein, or any revenues, income or profit or other sums arising from the Collateral or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than: (i) the Security Interest and any other liens or rights of Secured Party granted in any of the Loan Documents; (ii) the lien of any mortgage lender(s) identified in SCHEDULE 3 (the "Senior Lender(s)"); (iii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid; (iv) liens of mechanics, materialmen, suppliers or vendors or rights thereto for amounts which at the time are not required to be paid; and (v) purchase money security interests in property purchased on credit or with borrowed money and which secures the repayment of such credit or borrowed money (collectively, the "Permitted Encumbrances").

         4.5 Debtor hereby authorizes and empowers Secured Party, at its option, to do all things authorized or required to be done by Secured Party, as a secured party, under the laws of the state of Ohio and, if different, the state in which any of the Collateral is located, to protect and perfect its interests in the Collateral, and in furtherance thereof, Debtor hereby grants Secured Party the right and power to execute all financing statements and instruments of conveyance in Debtor's name. This power is coupled with an interest and is irrevocable.

         4.6 Nothing contained in this Agreement shall constitute any request by Secured Party, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, or be construed to give Debtor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Secured Party or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Security Interest.

         4.7 Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the Security Interest upon any portion of the Collateral not then or theretofore released as security for the full amount of all unpaid or unperformed Obligations, Secured Party may, from time to time and without notice, (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time at Secured Party's option any or all of the Collateral; (e) take or release any other or additional security for any Obligation; or (f) make compositions or other arrangements with debtors in relation thereto.

         4.8 Debtor shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Collateral or any part thereof which, if not paid, may become or be made a lien on the Collateral, or any part thereof.

         4.9 Debtor shall keep the real and personal property included in the Collateral continuously insured with risk and liability insurance in such amounts as Secured Party reasonably requires. All insurance shall be obtained and maintained with generally recognized, responsible insurance companies. Debtor shall furnish Secured Party with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification which phrase shall include any reduction in the scope or limits of coverage upon less than thirty (30) days advance written notice to Secured Party. All policies of insurance shall name Secured Party as an additional insured and loss payee, as applicable.

         4.10 Debtor, at its expense, shall comply with all laws with respect to the Collateral, and shall keep or cause to be kept the Collateral in good order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary or appropriate repairs, replacements and renewals thereof, ordinary and extraordinary, foreseen and unforeseen unless Secured Party otherwise consents in writing. Debtor shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Collateral or any part thereof, shall not commit or permit any waste of the Collateral or any part thereof, and shall not permit any unlawful use or occupation of the Collateral or any part thereof.

         4.11 Debtor further covenants and agrees with Secured Party that neither Debtor nor any of its agents, employees, independent contractors, invitees, licensees, successors, assignees, tenants or subtenants will store, release or dispose of or permit the storage, release or disposal of any hazardous or toxic substances or hazardous waste on any real property included in the Collateral at any time from and after the effective date of this Agreement.

         5 CONFLICT. To the extent that the Collateral is covered by this Agreement, any of the Mortgages or the Assignment, the provisions of all shall apply, but in the event of a conflict, the provisions of this Agreement shall govern as to all portions of the Collateral as constitutes personal property, the Mortgage in question shall govern as to real property and fixtures and the Assignment shall govern as to the contract rights set forth therein. Other than fixtures in which Secured Party has a perfected security interest by the Mortgages, the Collateral, and each and every part thereof, shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to real estate. (This provision shall not affect the security interest granted herein or the enforceability of this Agreement.)

         6 INDEMNIFICATION. Debtor will protect, indemnify and save harmless Secured Party from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses as may be limited by law or judicial order or decision entered in any action brought to recover moneys under this Section) imposed upon, incurred by or asserted against Secured Party by reason of the Security Interest or any other interest of Secured Party in the Collateral or any part thereof.

         7 DAMAGE OR DESTRUCTION. In case of any damage to or destruction of the Collateral, or any part thereof, Debtor will promptly give written notice thereof to Secured Party generally describing the nature and extent of such damage or destruction. Any insurance or other proceeds from any such damage or destruction shall be paid to Secured Party unless it otherwise consents to Debtor's use of such proceeds to repair the damage or destruction, which consent shall not be unreasonably withheld.

         8 EMINENT DOMAIN. If title to or the temporary use of the Collateral, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority, Debtor will promptly give written notice thereof to Secured Party describing the nature and extent of such taking. Any proceeds received from any award made in such eminent domain proceedings shall be paid to Secured Party.

         9 DEFAULT.

         9.1 If Debtor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Agreement, any of the Mortgages, the Note or the Assignment, Secured Party, without notice or demand upon Debtor and without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Debtor and may enter upon Debtor's land or any part thereof for such purpose and take all such action thereon as, in its sole opinion, may be necessary or appropriate therefor. All payments so made by Secured Party and all costs, fees and expenses incurred in connection therewith or in connection with the performance by Secured Party of any such act, together with interest thereon at eight percent (8%) per annum shall, together with such interest, be additional indebtedness secured by this Agreement and shall be paid by Debtor to Secured Party on demand. In any action brought to collect such indebtedness, or to foreclose this Agreement, Secured Party shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such proceedings.

         9.2 Any default by Debtor of any obligation hereunder, any Default under the Note, any of the Mortgages, and the Assignment and any Event of Default under the Agreement or any default of any of the other Obligations shall be an "Event of Default" under this Agreement.

         9.3 If an Event of Default shall have occurred and be continuing, Secured Party, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Agreement, the Agreement, the Note, any of the Mortgages, the Assignment or now or hereafter existing at law, or in equity or by statute. Without limitation, Secured Party may (a) declare the entire unpaid principal balance of the Note and all other indebtedness secured hereby immediately due and payable, without notice or demand, the same being expressly waived by Debtor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness secured by this Agreement due hereunder, whether at maturity or by acceleration; (c) foreclose the lien of this Agreement as against all or any part of the Collateral; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with Secured Party's rights with respect to real property.

         9.4 No failure by Secured Party to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Agreement, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         10 WAIVER. Debtor does hereby waive to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in the event of any sale of the Collateral, any part thereof or any interest therein and any court having jurisdiction to foreclose the lien thereof may sell the Collateral in part or as an entirety.

         11 DISTRIBUTION. All amounts (including, without limitation, the proceeds of any sale of the Collateral, any part thereof or any interest therein) received by Secured Party hereunder shall be applied to amounts due to it from Debtor hereunder and under the Note, the Agreement, any of the Mortgages, the Assignment and the other Obligations, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to foreclose this Agreement);

         Second: the payment of indebtedness secured by this Agreement owing to Secured Party, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Secured Party for the payment of all amounts payable under the Note in the order provided for therein.

         12 RIGHTS AND REMEDIES OF SECURED PARTY.

         12.1 Each right, power and remedy of Secured Party, provided for in this Agreement, in the Agreement, the Note, any of the Mortgages, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, in the Agreement, the Note, any of the Mortgages, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers or remedies.

         12.2 All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         12.3 In case Secured Party shall have proceeded to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Secured Party, then and in every case Debtor and Secured Party shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Secured Party shall continue as if no such proceeding had been taken.

         12.4 Secured Party shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Agreement.

         12.5 All sums payable by Debtor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Debtor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Collateral or any part thereof; (b) any restriction or prevention of or interference with any use of the Collateral or any part thereof; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor or any action taken with respect to this Agreement by any trustee or receiver of Debtor, or by any court in such proceeding; (e) any claim which Debtor has or might have against Secured Party; (f) any default or failure on the part of Secured Party to perform or comply with any of the terms hereof or of any other agreements pertaining to the loan on the Collateral with Debtor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Debtor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Debtor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Debtor.

         13 ADDITIONAL SECURITY. Without notice to or consent of Debtor and without impairment of the lien and rights created by this Agreement, Secured Party may accept from Debtor or from any other person or persons, additional security for the indebtedness secured by this Agreement. Neither the giving of this Agreement nor the acceptance of any such additional security shall prevent Secured Party from resorting first to such additional security or to the security created by this Agreement, in either case without affecting the lien hereof and the rights conferred hereunder.

         14 TERMINATION. If all sums then due and payable under this Agreement, the Note and the Agreement by Debtor shall have been paid and Debtor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Agreement shall be null and void and of no further force and effect. Upon the written request and at the expense of Debtor, Secured Party will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         15 RIGHT OF ENTRY. Secured Party and its representatives are hereby authorized to the Collateral at reasonable times, and so long as Secured Party does not unreasonably interfere with Debtor's use and enjoyment of the Collateral.

         16 FEES. Debtor shall, to the extent permitted by law, immediately upon demand pay or reimburse Secured Party for all reasonable attorneys' fees, costs and expenses incurred by Secured Party in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Secured Party is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Agreement or the Agreement, any of the Mortgages, the Assignment, Debtor or any of the Collateral, including, but not limited to, the foreclosure of this Agreement, any condemnation action involving the Collateral, or any action to protect the security hereof, and any such amounts paid by Secured Party shall, except as may be limited by law or judicial order or decision entered in any action to foreclose this Agreement, be added to the indebtedness secured hereby and secured by the lien and security interest of this Agreement and shall bear interest at eight percent (8%) per annum.

         17 GOVERNING LAW; SEVERABILITY; HEADINGS; COUNTERPARTS. This Agreement shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principles (except to the extent the Collateral is situated in a state other than Ohio and in that case any laws of such state which are required to control mortgages granted on such property shall apply) and shall inure to the benefit of and be binding upon Debtor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Secured Party and its successors and assigns. If any term or provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Agreement to produce or account for more than one such counterpart.

         18 CONSENT. This Agreement may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Secured Party.

         19 NOTICES. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth herein. Debtor and Secured Party may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         20 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior and contemporaneous agreements or discussions, written or oral, shall have no force or effect whatsoever. No amendment or any waiver of any term of this Agreement shall be enforceable unless it is in writing and executed by both parties hereto.

                  IN WITNESS WHEREOF, Debtor and Secured Party have caused this instrument to be duly executed and delivered as of the date written below.

                                            DEBTOR:




                                            WAYNE R. HELLMAN

                                            Date:
                                                 -------------------------------

                                            SECURED PARTY:

                                            ADVANCED LIGHTING TECHNOLOGIES, INC.


                                            By:
                                               --------------------------------

                                            Its:
                                               --------------------------------


                                            Date:
                                               --------------------------------

                             EXHIBIT A - COLLATERAL
                               SECURITY AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


         I. All personal property now owned or hereinafter acquired including, but not limited to, stocks; bonds and other securities; investment property; contract rights; furniture; furnishings; chattel papers; deposit accounts; documents; choses in action; money; instruments; goods (whether covered by a certificate of title or not); general intangibles; foreign currency; letters of credit; advices of credit; and

         II. A 1997 Regal pleasure boat, Registration Number FL1982KB, Hull Identification Number RGMPA012G697 and all engines, fixtures and chattels now or hereinafter attached thereto or found thereon; and

         III. With respect to all of the foregoing, all (i) privileges and appurtenances thereto, (ii) renewals or replacement thereof or articles in substitution therefor, (iii) proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof, and (iv) all rents, issues, profits or other amounts due to Debtor in respect thereof; and

         IV. Notwithstanding the foregoing, the Collateral shall not include any stock, bonds, or other securities held by Debtor in Advanced Lighting Technologies, Inc. nor any membership interest in Hellman, Ltd.

                                   SCHEDULE 3
                               SECURITY AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


         1. Key Bank National Association - Senior Lender on property located at 7181 Ober Lane, Chagrin Falls, Ohio 44023-1125.

         2. First Union National Bank of Florida - Senior Lender on property located at 27261 Hidden River Court, Bonita Springs, Florida 34134-2638.

         3. Merrill Lynch Credit Corporation - Senior Lender on property located at 735 Hardwick Drive and 740 Hardwick Drive, Aurora, Ohio 44202

                        COLLATERAL ASSIGNMENT OF CONTRACT


         THIS COLLATERAL ASSIGNMENT OF CONTRACTS, (this "Assignment") dated as of October 8, 1998, is made by and between WAYNE R. HELLMAN ("Assignor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023 and ADVANCED LIGHTING TECHNOLOGIES, INC., ("Assignee"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139.

                                   BACKGROUND

         A. Pursuant to the Loan Agreement dated as of even date herewith by and between Assignor and Assignee (the "Agreement"), Assignee advanced Assignor the principal amount of Nine Million Dollars ($9,000,000) (the "Loan").

         B. The Loan is evidenced by a Secured Promissory Note dated as of even date herewith made by Assignor to the order of Assignee (the "Note").

         C. As a condition thereto, the Loan is secured by the security interests granted by Assignor to Assignee in the Security Agreement dated as of even date herewith (the "Security Agreement") and by the mortgage and security interests granted by Assignor to Assignee in several Real Estate Mortgages dated as of even date herewith (each a "Mortgage" and collectively the "Mortgages").

         D. As a condition to making the Loan, Assignee has required that Assignor assign to it Assignor's contract rights set forth in EXHIBIT A, and Assignor has agreed to the same, upon the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1 ASSIGNMENT. Assignor hereby assigns, transfers and sets over to Assignee all rights in, to and under, his Contracts rights set forth in EXHIBIT A and all monies due and to become due pursuant to and all claims, demands and causes of action that Assignor now has or which may hereafter arise against all parties under Assignor's security interest and contract rights set forth in EXHIBIT A (the "Contracts"); provided, however, that nothing in this Assignment shall be construed as imposing on Assignee any of Assignor's duties or obligations under the Contracts.

         2 REPRESENTATIONS AND WARRANTIES OF ASSIGNOR.

         2.1 Assignor represents and warrants that he has not executed any prior sale, assignment, transfer, mortgage or pledge of his rights in the Contracts and shall not sell, assign, transfer, mortgage or pledge his rights in the Contracts or any proceeds arising therefrom, whether now due or hereafter to become due, to any firm, person or corporation, except the assignment as set forth herein.

         2.2 Assignor further represents and warrants that the terms and conditions of the Contracts have been fully set out and disclosed in the copies thereof that have been delivered by Assignor to Assignee.

         2.3 Assignor further represents and warrants that he has full right and authority to grant this Assignment to Assignee as provided herein.

         3 GENERAL COVENANTS.

         3.1 Assignor shall execute and deliver to Assignee at any time or times during which this Assignment shall be in effect such further instruments as Assignee may deem to be necessary or appropriate to make effective this Assignment and the covenants herein contained.

         3.2 Assignor shall (i) observe and perform, or cause to be observed and performed, in a timely manner, each and every term, covenant and provision of the Contracts on its part thereunder to be observed and performed; (ii) send promptly to Assignee copies of all notices of default which Assignor shall send or receive with respect to the Contracts; (iii) enforce short of termination thereof the observance and performance of each and every term, covenant and provision of the Contracts on the part of any party thereunder to be observed and performed; and (iv) to appear in and defend, at his expense, any action or proceeding arising under or in any manner connected with the Contracts.

         3.3 Assignee is granted a security interest in and to the Contracts and all monies and claims for money due or to become due to Assignor under the Contracts. For this purpose, Assignee shall be deemed a secured party, and Assignor shall be deemed a debtor. Assignor agrees to take such actions as Assignee may require to perfect the security interest granted hereby, including, without limitation, the preparation, execution and filing of financing statements in all appropriate offices.

         3.4 At any time and from time to time, upon request of the Assignee, Assignor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Assignee may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Assignee may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Assignee is authorized to file with respect to the Contracts one or more financing statements, continuation statements or other documents without the signature of the Assignor and to name therein the Assignor as debtor and the Assignee as secured party; and correct or complete, or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming the Assignor as debtor and the Assignee as secured party. The Assignor hereby appoints the Assignee as its attorney-in-fact and authorizes Assignee, on behalf of the Assignor, to execute, acknowledge, deliver, file and record any and all documents requiring execution by the Assignor and necessary or desirable to effectuate or facilitate the purposes of this Assignment and the obligations or covenants of Assignor hereunder. The power of attorney granted hereby is coupled with an interest and is irrevocable.

         4 RIGHTS OF ASSIGNOR. As long as no Event of Default (defined herein) occurs under this Assignment, the Agreement, the Note, the Security Agreement or any of the Mortgages, Assignor shall be entitled to collect, receive and apply for its own account any sums due it pursuant to the Contracts and to prosecute, compromise or take any other actions which Assignor, in its reasonable discretion, deems appropriate with respect to all rights, claims, demands, or causes of action which Assignor now has or which may hereafter arise pursuant to the Contracts, except as may be expressly provided to the contrary in this Assignment.

         5 CONFLICT. To the extent that the Contracts are covered by this Assignment, the Agreement, the Security Agreement or any of the Mortgages, the provisions of all shall apply, but in the event of a conflict, the provisions of this Assignment shall govern as to the Contracts.

         6 INDEMNIFICATION. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all liability, loss, damage, and expense, including attorneys' fees, which Assignee may incur under the Contracts or by reason of this Assignment, the Agreement, the Security Agreement or any of the Mortgages.

         7  DEFAULT.

         7.1 Any default by Assignor of any obligation hereunder, any Event of Default under the Note, the Agreement, the Security Agreement or any of the Mortgages shall be an "Event of Default" under this Assignment.

         7.2 Immediately upon any Event of Default, Assignee is authorized to exercise any and all rights of Assignor pursuant to the Contracts and to receive for Assignor's account, and not as a lender, all sums due Assignor pursuant to the Contracts, and Assignee is further authorized to prosecute, compromise or take any other action which

Assignor might take with respect to any claim, demand or cause of action related to the Contracts as Assignee deems appropriate, including, without limitation, prosecution, compromise or release of such claims. It shall be an Event of Default if the Contracts are terminated or modified without the prior written consent of Assignee.

         7.3 If an Event of Default shall have occurred and be continuing, Assignee, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Assignment, the Agreement, the Note, the Security Agreement, any of the Mortgages, or now or hereafter existing at law, or in equity or by statute. Without limitation, Assignee may (a) declare the entire unpaid principal balance of the Note and all other indebtedness immediately due and payable, without notice or demand, the same being expressly waived by Assignor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness of Assignor to Assignee; (c) foreclose the lien of this Assignment; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect.

         7.4 No failure by Assignee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Assignment, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         8 DISTRIBUTION. All amounts received by Assignee hereunder shall be applied to amounts due to it from Assignor under the Note, the Agreement, the Security Agreement and any of the Mortgages, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to enforce this Assignment);

         Second: the payment of indebtedness secured by the Security Agreement owing to Assignee, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Assignee for the payment of all amounts payable under the Note in the order provided for therein.

         9 RIGHTS AND REMEDIES OF ASSIGNEE.

         9.1 Each right, power and remedy of Assignee, provided for in this Assignment, in the Agreement, the Note, the Security Agreement, any of the Mortgages or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Assignment, in the Agreement, the Note, Security Agreement, any of the Mortgages or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Assignee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Assignee of any or all such other rights, powers or remedies.

         9.2 All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         9.3 In case Assignee shall have proceeded to enforce any right, power or remedy under this Assignment, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Assignee, then and in every case Assignor and Assignee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Assignee shall continue as if no such proceeding had been taken.

         9.4 Assignee shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Assignment.

         9.5 All sums and monies due and payable by Assignor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Assignor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Assignor or any action taken with respect to this Assignment by any trustee or receiver of Assignor, or by any court in such proceeding; (e) any claim which Assignor has or might have against Assignee; (f) any default or failure on the part of Assignee to perform or comply with any of the terms hereof or of any other agreements pertaining to the Loan; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Assignor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Assignor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Assignor.


         10 TERMINATION. If all sums then due and payable under the Note and the Agreement by Assignor shall have been paid and Assignor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Assignment shall be null and void and of no further force and effect. Upon the written request and at the expense of Assignor, Assignee will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         11 FEES. Assignor shall, to the extent permitted by law, immediately upon demand pay or reimburse Assignee for all reasonable attorneys' fees, costs and expenses incurred by Assignee in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Assignee is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Assignment, the Agreement, the Security Agreement or any of the Mortgages.

         12 GOVERNING LAW; SEVERABILITY; HEADINGS; COUNTERPARTS. This Assignment shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principles and shall inure to the benefit of and be binding upon Assignor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Assignee and its successors and assigns. If any term or provision of this Assignment shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment. This Assignment may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Assignment to produce or account for more than one such counterpart.

         13 CONSENT. This Assignment may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Assignee.

         14 NOTICES. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth herein. Assignor and Assignee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         15 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Assignment constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior and contemporaneous agreements or discussions, written or oral, shall have no force or effect whatsoever. No amendment or any waiver of any term of this Assignment shall be enforceable unless it is in writing and executed by both parties.

         IN WITNESS WHEREOF, the Assignor and Assignee have caused this instrument to be executed as of the date written below.


                                  ASSIGNOR:

                                  WAYNE R. HELLMAN


                                  _______________________________________


                                  Date:  _________________________________


                                  ASSIGNEE:

                                  ADVANCED LIGHTING TECHNOLOGIES, INC.


                                  By: ___________________________________


                                  Its: ___________________________________


                                  Date: _________________________________

                        EXHIBIT A - CONTRACTS ASSIGNMENT
                       COLLATERAL ASSIGNMENT OF CONTRACTS
                WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES


         All Contracts by and between Assignor and 24 Karat Street, Inc., including but not limited to, the following:

         1. Promissory Note executed by 24 Karat Street, Inc. and payable to Wayne R. Hellman dated May 19, 1997;

         2. Security Agreement by and between 24 Karat Street, Inc. and Wayne R. Hellman dated May 19, 1997;

         3. Unconditional Guaranty executed by Ronald J. Gajewski dated May 19, 1997;

         4. Allonge No. 1 to Promissory Note executed by 24 Karat Street, Inc. dated September 2, 1998; and

         5. Confirmation of Guaranty executed by Ronald J. Gajewski dated September 2, 1998.

THIS AND OTHER MORTGAGES ARE GIVEN TO SECURE A MULTI-STATE LOAN OF $9,000,000 AND IS BEING RECORDED IN LEE COUNTY, FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES AND NON-RECURRING INTANGIBLE PROPERTY TAXES ARE BEING PAID IN LEE COUNTY, FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES ARE BEING PAID IN THE AMOUNT OF $2,898 BASED UPON THE $400,000 EQUITY VALUE OF THE FLORIDA REAL PROPERTY MORTGAGED HEREBY. FLORIDA NON-RECURRING INTANGIBLE PROPERTY TAXES ARE BEING PAID IN THE AMOUNT OF $1,656 BASED UPON THE PERCENTAGE THAT THE VALUE OF THE FLORIDA REAL PROPERTY MORTGAGED HEREBY BEARS TO THE TOTAL VALUE OF ALL FLORIDA AND NON-FLORIDA REAL AND PERSONAL PROPERTY COLLATERAL SECURITY FOR SUCH LOAN. AS CONSEQUENCE, THE AGGREGATE AMOUNT OF FLORIDA NON-RECURRING INTANGIBLE PROPERTY TAXES BEING PAID IN RESPECT OF THIS MORTGAGE IS $1,656. THE CALCULATION OF SUCH TAXES IS SET FORTH IN EXHIBIT B HERETO.

                              REAL ESTATE MORTGAGE

Filed for record in ______ County, ______ on February ____, 1999, ______ o'clock _.m., E.D.T.
No. _______________ and recorded at
Volume ______, Page _______,
______ County, ______, Mortgage Records

         As an inducement to and in consideration of the loan to the undersigned, WAYNE R. HELLMAN ("Mortgagor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023 by ADVANCED LIGHTING TECHNOLOGIES, INC., ("Mortgagee"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139, pursuant to the Loan Agreement dated as of October 8, 1998, by and between Mortgagor and Mortgagee (the "Agreement"), and evidenced by the Secured Promissory Note dated as of October 8, 1998, with a maturity date of October 6, 1999, made by Mortgagor to Mortgagee (the "Note"), and further evidenced by the Security Agreement and the Collateral Assignment of Contract both dated as of October 8, 1998, by and between Mortgagor and Mortgagee (respectively, the "Security Agreement" and the "Assignment"), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants, bargains, sells, conveys, mortgages, assigns and grants a security interest in and transfers unto Mortgagee, its successors and assigns, to have and to hold forever, all right, title and interest of Mortgagor in and to the real property described in EXHIBIT A, together with all other real properties now or hereafter made subject to the lien of this Mortgage by supplemental mortgage or otherwise, and (i) in and to the buildings and other improvements now or hereafter situated thereon; (ii) all privileges and appurtenances thereto; (iii) all fixtures now or hereafter attached to and used in connection therewith; (iv) all renewals or replacements thereof or articles in substitution therefor; (v) all proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof; and (vi) all rents, issues and profits or other amounts due Mortgagor in respect thereof (collectively, the "Mortgaged Property"). This Mortgage is made subject to all restrictions and easements of record, current taxes and assessments.

         1. This Mortgage secures the payment of principal in the amount of Nine Million Dollars ($9,000,000), together with all interest thereon and any other amounts now or hereafter owing from Mortgagor to Mortgagee hereunder, under the Note or the Agreement, and under the Security Agreement and the Assignment and all other agreements entered into by Mortgagee and Mortgagor in connection herewith and therewith, and the performance of all other obligations of Mortgagor hereunder and thereunder (collectively, the "Obligations").

         2. Mortgagor represents and warrants to Mortgagee that Mortgagor (i) is lawfully seized with good and marketable title, in fee simple, to the real property included in the Mortgaged Property and has good title to all personal property included in the Mortgaged Property, subject only to Permitted Encumbrances (defined herein); (ii) has full right and authority to grant the interests to Mortgagee as provided herein; and (iii) will warrant and defend to Mortgagee such title to the Mortgaged Property and the lien and interest of Mortgagee therein and thereon against all claims and demands whatsoever and will, except as otherwise herein expressly provided, maintain the priority of the lien of, and the security interest granted by, this Mortgage upon the Mortgaged Property until Mortgagor shall be entitled to defeasance as provided herein.

         3. Mortgagor, at its expense, shall cause this Mortgage, any instruments supplemental hereto, financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect the lien of this Mortgage as a valid mortgage lien, subject only to Permitted Encumbrances (defined herein).

         4. All property of every kind acquired by Mortgagor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by Mortgagor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by Mortgagor and specifically described herein. Nevertheless, Mortgagor shall take such actions and execute and deliver such additional instruments as Mortgagee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

         5. Mortgagor shall not sell, rent, convey, assign or transfer the Mortgaged Property or any part or interest therein without the prior written consent of Mortgagee, which shall not be unreasonably withheld. Mortgagor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of Mortgagor or Mortgagee therein or any revenues, income or profit or other sums arising from the Mortgaged Property or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than: (i) the lien of this Mortgage and any other liens or rights of Mortgagee granted in any of the Loan Documents; (ii) the lien of any lender identified in EXHIBIT A (the "Senior Lender"); (iii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid; (iv) liens of mechanics, materialmen, suppliers or vendors or rights thereto for amounts which at the time are not required to be paid; and
(v) purchase money security interests in property purchased on credit or with borrowed money and which secures the repayment of such credit or borrowed money (collectively, the "Permitted Encumbrances").

         6. This Mortgage is also a security agreement and creates a security interest in and to the Mortgaged Property to secure payment and performance of the Obligations. Mortgagor has executed and delivered to Mortgagee a Security Agreement, dated as of even date herewith. To the extent the Mortgaged Property is covered by both this Mortgage and said Security Agreement, the provisions of both shall apply, but in the event of a conflict, the provisions of this Mortgage shall govern as to all portions of the Mortgage Property as constitutes real property and fixtures and interests therein, and the provisions of the Security Agreement shall govern as to all portions of the Mortgaged Property as constitutes personal property.

         7. This Mortgage is intended to be effective under the Uniform Commercial Code as a financing statement filed as a fixture filing, and, in compliance therewith, the following information is set forth:

                  (a) The name and address of the record owner/debtor is:

                                Wayne R. Hellman
                                 7181 Ober Lane
                            Chagrin Falls, Ohio 44023

                  (b) The name and address of the secured party is:

                      Advanced Lighting Technologies, Inc.
                                32000 Aurora Road
                                Solon, Ohio 44139

                  (c) The property covered hereby is described in detail in EXHIBIT A, attached hereto.


         8. Mortgagor hereby authorizes and empowers Mortgagee, at its option, to do all things authorized or required to be done by Mortgagee, as a mortgagee, under the laws of the state of Florida and, if different, the state in which the Mortgaged Property is located, to protect its interests in the Mortgaged Property.

         9. Nothing contained in this Mortgage shall constitute any request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or be construed to give Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Mortgagee or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         10. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Mortgagee may, from time to time and without notice, (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property; (e) take or release any other or additional security for any obligation herein mentioned; or (f) make compositions or other arrangements with debtors in relation thereto.

         11. Mortgagor shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Mortgaged Property or any part thereof which, if not paid, may become or be made a lien on the Mortgaged Property, or any part thereof.

         12. Mortgagor shall keep the real and personal property included in the Mortgaged Property continuously insured with risk and liability insurance in such amounts as Mortgagee reasonably requires. All insurance shall be obtained and maintained either by means of policies with generally recognized, responsible insurance companies. Mortgagor shall furnish Mortgagee with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification which phrase shall include any reduction in the scope or limits of coverage upon less than thirty (30) days advance written notice to Mortgagee. All policies of insurance shall contain standard mortgage clauses requiring all proceeds resulting from any claim for loss or damage to be paid to Mortgagee.

         13. Mortgagor, at its expense, shall comply with all laws with respect to the Mortgaged Property, and shall keep (or cause to be kept) the Mortgaged Property in good order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen unless Mortgagee otherwise consents in writing. Mortgagor shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Mortgaged Property or any part thereof, shall not commit or permit any waste of the Mortgaged

Property or any part thereof, and shall not permit any unlawful use or occupation of the Mortgaged Property or any part thereof.

         14. Mortgagor further covenants and agrees with Mortgagee that neither Mortgagor nor any of its agents, employees, independent contractors, invitees, licensees, successors, assignees, tenants or subtenants will store, release or dispose of or permit the storage, release or disposal of any hazardous or toxic substances or hazardous waste on the Mortgaged Property at any time from and after the effective date of this Mortgage ("Environmental Issues").

         15. Mortgagor will protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses as may be limited by law or judicial order or decision entered in any action brought to recover monies under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) ownership of any interest in the Mortgaged Property or any part thereof; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, including any Environmental Issues; (d) any failure on the part of Mortgagor to perform or comply with any of the terms hereof; (e) any necessity to defend any of the rights, title or interest conveyed by this Mortgage; or (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof.

         16. In case of any damage to or destruction of any buildings, fixtures or personal property included in the Mortgaged Property, or any part thereof, Mortgagor will promptly give written notice thereof to Mortgagee generally describing the nature and extent of such damage or destruction. Any insurance or other proceeds from any such damage or destruction shall be paid to Mortgagee, unless Mortgagee otherwise consents in writing to Mortgagor's use of such proceeds to repair or replace the damaged or destroyed property, which consent will not be unreasonably withheld.

         17. If title to or the temporary use of the Mortgaged Property, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority, Mortgagor will promptly give written notice thereof to Mortgagee describing the nature and extent of such taking. Any proceeds received from any award made in such eminent domain proceedings shall be paid to Mortgagee.

         18. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Agreement or the Note, Mortgagee, without notice or demand upon Mortgagor and without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Mortgagor and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in its sole opinion, may be necessary or appropriate therefor. All payments so made by Mortgagee and all costs, fees and expenses incurred in connection therewith or in connection with the performance by Mortgagee of any such act, together with interest thereon at eight percent (8%) per annum shall, together with such interest, be additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand. In any action brought to collect such indebtedness, or to foreclose this Mortgage, Mortgagee shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such proceedings.

         19. Any default by Mortgagor of any obligation hereunder, any Default under the Note, and any Event of Default under the Agreement, the Security Agreement or the Assignment or any default of any of the other Obligations shall be an "Event of Default" under this Mortgage.

         20. If an Event of Default shall have occurred and be continuing, Mortgagee, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Mortgage, the Agreement, the Note, the Security Agreement, the Assignment, or any instrument collateral thereto, or now or hereafter existing at law, or in equity or by statute. Without limitation, Mortgagee may (a) declare the entire unpaid principal balance of the Note and all other indebtedness secured hereby immediately due and payable, without notice or demand, the same being expressly waived by Mortgagor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness secured by this Mortgage due hereunder, whether at maturity or by acceleration;
(c) foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with Mortgagee's rights with respect to real property.

         21. Mortgagor does hereby waive to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in the event of any sale of the Mortgaged Property, any part thereof or any interest therein and any court having jurisdiction to foreclose the lien thereof may sell the Mortgaged Property in part or as an entirety.

         22. All amounts (including, without limitation, the proceeds of any sale of the Mortgaged Property, any part thereof or any interest therein) received by Mortgagee hereunder shall be applied to amounts due to it from Mortgagor hereunder and under the Note, the Agreement, the Security Agreement, the Assignment, and the other Obligations, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to foreclose this Mortgage);

         Second: the payment of indebtedness secured by this Mortgage owing to Mortgagee, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Mortgagee for the payment of all amounts payable under the Note in the order provided for therein.

         23. Each right, power and remedy of Mortgagee, provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment, or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

         24. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         25. No failure by Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Mortgage, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         26. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Mortgagee shall continue as if no such proceeding had been taken.

         27. Mortgagee shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Mortgage.

         28. Without notice to or consent of Mortgagor and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept from Mortgagor or from any other person or persons, additional security for the indebtedness secured by this Mortgage. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security or to the security created by this Mortgage, in either case without affecting the lien hereof and the rights conferred hereunder.

         29. If all sums then due and payable under this Mortgage, the Note and the Agreement by Mortgagor shall have been paid and Mortgagor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Mortgage shall be null and void and of no further force and effect. Upon the written request and at the expense of Mortgagor, Mortgagee will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         30. Mortgagee and its representatives are hereby authorized to enter upon and inspect the Mortgaged Property at reasonable times, and so long as Mortgagee does not unreasonably interfere with Mortgagor's use and enjoyment of the Mortgaged Property.

         31. Mortgagor shall, to the extent permitted by law, immediately upon demand pay or reimburse Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Mortgagee is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Mortgage or the Agreement, the Security Agreement, the Assignment, Mortgagor or any of the Mortgaged Property, including, but not limited to, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof, and any such amounts paid by Mortgagee shall, except as may be limited by law or judicial order or decision entered in any action to foreclose this Mortgage, be added to the indebtedness secured hereby and secured by the lien and security interest of this Mortgage and shall bear interest at eight percent (8%) per annum.

         32. It being the desire and intention of the parties hereto that this Mortgage and the lien created hereby do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidence by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         33. This Mortgage shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principals (except to the extent the Mortgaged Property is situated in a state other than Ohio and in that case any laws of such state which are required to control mortgages granted on such property shall apply) and shall inure to the benefit of and be binding upon Mortgagor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Mortgagee and its successors and assigns. If any term or provision of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Mortgage. This Mortgage may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Mortgage to produce or account for more than one such counterpart.

         34. This Mortgage may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Mortgagor and Mortgagee.

         35. All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagor or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor, or by any court in such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreements pertaining to the loan on the Mortgaged Property with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

         36. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth in the granting clause. Mortgagor and Mortgagee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         37. In the event of litigation concerning this document or any related document(s), all costs, charges and expenses, including reasonable attorneys' fees, shall be awarded to the prevailing party. As used herein and all related loan documents, attorneys' fees shall include, but not be limited to, fees incurred in all matters of collection and enforcement, construction and interpretation, before, during or after trial, proceedings and appeals, as well as appearances connected with bankruptcy proceedings.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date written below.

Signed and Acknowledged
in the Presence of:                         MORTGAGOR:

------------------------------              --------------------------------
                                            WAYNE R. HELLMAN

______________________________              Date:____________________________


         I hereby release all of my dower rights in the Mortgaged Property.

Signed and Acknowledged
in the Presence of:


------------------------------              --------------------------------
                                            DIANE HELLMAN

______________________________              Date:____________________________


STATE OF OHIO          )
                       )         SS:
COUNTY OF CUYAHOGA     )


         The foregoing instrument was executed before me this ____ day of February, 1999, by Wayne R. Hellman and Diane Hellman who are personally known to me and who did swear that the same was done of their own free will.


                                               -------------------------------
                                               Notary Public

Prepared by:
Jay R. Faeges, Esq.
Goodman Weiss Miller LLP
100 Erieview Plaza, 27th Floor
Cleveland, Ohio 44114
(216) 696-3366

                         EXHIBIT A - MORTGAGED PROPERTY
                              REAL ESTATE MORTGAGE
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


PROPERTY ADDRESS:               27261 Hidden River Court
                                Bonita Springs, Florida 34134-2638

PARCEL NUMBER:                  47-25-32-09-0000C-003

SENIOR LENDER:                  First Union National Bank of Florida

LEGAL DESCRIPTION:              LOT 3, BLOCK C,  BONITA BAY UNIT 10, according
                                to the map or plat thereof, as recorded in Plat Book 45, Pages 44 through 51, inclusive, Public Records of Lee County,
                                Florida

                           EXHIBIT B - TAX CALCULATION
                              REAL ESTATE MORTGAGE
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


Loan Amount                                                 $9,000,000

Value of Florida Real Property Collateral (equity)
         Owed in Fee Encumbered by this Instrument            $400,000

Value of Florida Personal Property Collateral                  $25,000

Value of Non-Florida Real Property Collateral
         (whether owned in fee or held in leasehold)        $3,575,000

Value of Non-Florida Personal Property Collateral             $600,000

                              REAL ESTATE MORTGAGE

Filed for record in ______ County, ______ on February ____, 1999, ______ o'clock _.m., E.D.T.
No. _______________ and recorded at
Volume ______, Page _______,
______ County, ______, Mortgage Records


         As an inducement to and in consideration of the loan to the undersigned, WAYNE R. HELLMAN ("Mortgagor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023 by ADVANCED LIGHTING TECHNOLOGIES, INC., ("Mortgagee"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139, pursuant to the Loan Agreement dated as of October 8, 1998, by and between Mortgagor and Mortgagee (the "Agreement") and evidenced by the Secured Promissory Note dated as of October 8, 1998, with a maturity date of October 6, 1999, made by Mortgagor to Mortgagee (the "Note"), and further evidenced by the Security Agreement and the Collateral Assignment of Contract, both dated as of October 8, 1998, by and between Mortgagor and Mortgagee (respectively, the "Security Agreement" and the "Assignment"), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants, bargains, sells, conveys, mortgages, assigns and grants a security interest in and transfers unto Mortgagee, its successors and assigns, to have and to hold forever, all right, title and interest of Mortgagor in and to the real property described in EXHIBIT A, together with all other real properties now or hereafter made subject to the lien of this Mortgage by supplemental mortgage or otherwise, and (i) in and to the buildings and other improvements now or hereafter situated thereon; (ii) all privileges and appurtenances thereto; (iii) all fixtures now or hereafter attached to and used in connection therewith; (iv) all renewals or replacements thereof or articles in substitution therefor; (v) all proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof; and (vi) all rents, issues and profits or other amounts due Mortgagor in respect thereof (collectively, the "Mortgaged Property"). This Mortgage is made subject to all restrictions and easements of record, current taxes and assessments.

         1. This Mortgage secures the payment of principal in the amount of Nine Million Dollars ($9,000,000), together with all interest thereon and any other amounts now or hereafter owing from Mortgagor to Mortgagee hereunder, under the Note or the Agreement, and under the Security Agreement and the Assignment and all other agreements entered into by Mortgagee and Mortgagor in connection herewith and therewith, and the performance of all other obligations of Mortgagor hereunder and thereunder (collectively, the "Obligations").

         2. Mortgagor represents and warrants to Mortgagee that Mortgagor (i) is lawfully seized with good and marketable title, in fee simple, to the real property included in the Mortgaged Property and has good title to all personal property included in the Mortgaged Property, subject only to Permitted Encumbrances (defined herein); (ii) has full right and authority to grant the interests to Mortgagee as provided herein; and (iii) will warrant and defend to Mortgagee such title to the Mortgaged Property and the lien and interest of Mortgagee therein and thereon against all claims and demands whatsoever and will, except as otherwise herein expressly provided, maintain the priority of the lien of, and the security interest granted by, this Mortgage upon the Mortgaged Property until Mortgagor shall be entitled to defeasance as provided herein.

         3. Mortgagor, at its expense, shall cause this Mortgage, any instruments supplemental hereto, financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect the lien of this Mortgage as a valid mortgage lien, subject only to Permitted Encumbrances (defined herein).

         4. All property of every kind acquired by Mortgagor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by Mortgagor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by Mortgagor and specifically described herein. Nevertheless, Mortgagor shall take such actions and execute and deliver such additional instruments as Mortgagee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

         5. Mortgagor shall not sell, rent, convey, assign or transfer the Mortgaged Property or any part or interest therein without the prior written consent of Mortgagee, which shall not be unreasonably withheld. Mortgagor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of Mortgagor or Mortgagee therein or any revenues, income or profit or other sums arising from the Mortgaged Property or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than: (i) the lien of this Mortgage and any other liens or rights of Mortgagee granted in any of the Loan Documents; (ii) the lien of any lender identified in EXHIBIT A (the "Senior Lender"); (iii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid; (iv) liens of mechanics, materialmen, suppliers or vendors or rights thereto for amounts which at the time are not required to be paid; and (v) purchase money security interests in property purchased on credit or with borrowed money and which secures the repayment of such credit or borrowed money (collectively, the "Permitted Encumbrances")

         6. This Mortgage is also a security agreement and creates a security interest in and to the Mortgaged Property to secure payment and performance of the Obligations. Mortgagor has executed and delivered to Mortgagee a Security Agreement, dated as of even date herewith. To the extent the Mortgaged Property is covered by both this Mortgage and said Security Agreement, the provisions of both shall apply, but in the event of a conflict, the provisions of this Mortgage shall govern as to all portions of the Mortgage Property as constitutes real property and fixtures and interests therein, and the provisions of the Security Agreement shall govern as to all portions of the Mortgaged Property as constitutes personal property.

         7. This Mortgage is intended to be effective under the Uniform Commercial Code as a financing statement filed as a fixture filing, and, in compliance therewith, the following information is set forth:

                  (a)      The name and address of the record owner/debtor is:

                                Wayne R. Hellman
                                 7181 Ober Lane
                            Chagrin Falls, Ohio 44023

                  (b) The name and address of the secured party is:

                      Advanced Lighting Technologies, Inc.
                                32000 Aurora Road
                                Solon, Ohio 44139

                  (c) The property covered hereby is described in detail in EXHIBIT A, attached hereto.


         8. Mortgagor hereby authorizes and empowers Mortgagee, at its option, to do all things authorized or required to be done by Mortgagee, as a mortgagee, under the laws of the state of Ohio and, if different, the state in which the Mortgaged Property is located, to protect its interests in the Mortgaged Property.

         9. Nothing contained in this Mortgage shall constitute any request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or be construed to give Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Mortgagee or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         10. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Mortgagee may, from time to time and without notice (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property; (e) take or release any other or additional security for any obligation herein mentioned; or (f) make compositions or other arrangements with debtors in relation thereto.

         11. Mortgagor shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Mortgaged Property or any part thereof which, if not paid, may become or be made a lien on the Mortgaged Property, or any part thereof.

         12. Mortgagor shall keep the real and personal property included in the Mortgaged Property continuously insured with risk and liability insurance in such amounts as Mortgagee reasonably requires. All insurance shall be obtained and maintained either by means of policies with generally recognized, responsible insurance companies. Mortgagor shall furnish Mortgagee with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification which phrase shall include any reduction in the scope or limits of coverage upon less than thirty (30) days advance written notice to Mortgagee. All policies of insurance shall contain standard mortgage clauses requiring all proceeds resulting from any claim for loss or damage to be paid to Mortgagee.

         13. Mortgagor, at its expense, shall comply with all laws with respect to the Mortgaged Property, and shall keep (or cause to be kept) the Mortgaged Property in good order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen unless Mortgagee otherwise consents in writing. Mortgagor shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Mortgaged Property or any part thereof, shall not commit or permit any waste of the Mortgaged Property or any part thereof, and shall not permit any unlawful use or occupation of the Mortgaged Property or any part thereof.

         14. Mortgagor further covenants and agrees with Mortgagee that neither Mortgagor nor any of its agents, employees, independent contractors, invitees, licensees, successors, assignees, tenants or subtenants will store, release or dispose of or permit the storage, release or disposal of any hazardous or toxic substances or hazardous waste on the Mortgaged Property at any time from and after the effective date of this Mortgage ("Environmental Issues").

         15. Mortgagor will protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses as may be limited by law or judicial order or decision entered in any action brought to recover monies under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) ownership of any interest in the Mortgaged Property or any part thereof; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, including any Environmental Issues; (d) any failure on the part of Mortgagor to perform or comply with any of the terms hereof; (e) any necessity to defend any of the rights, title or interest conveyed by this Mortgage; or (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof.

         16. In case of any damage to or destruction of any buildings, fixtures or personal property included in the Mortgaged Property, or any part thereof, Mortgagor will promptly give written notice thereof to Mortgagee generally describing the nature and extent of such damage or destruction. Any insurance or other proceeds from any such damage or destruction shall be paid to Mortgagee, unless Mortgagee otherwise consents in writing to Mortgagor's use of such proceeds to repair or replace the damaged or destroyed property, which consent will not be unreasonably withheld.

         17. If title to or the temporary use of the Mortgaged Property, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority, Mortgagor will promptly give written notice thereof to Mortgagee describing the nature and extent of such taking. Any proceeds received from any award made in such eminent domain proceedings shall be paid to Mortgagee.

         18. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Agreement or the Note, Mortgagee, without notice or demand upon Mortgagor and without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Mortgagor and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in its sole opinion, may be necessary or appropriate therefor. All payments so made by Mortgagee and all costs, fees and expenses incurred in connection therewith or in connection with the performance by Mortgagee of any such act, together with interest thereon at eight percent (8%) per annum shall, together with such interest, be additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand. In any action brought to collect such indebtedness, or to foreclose this Mortgage, Mortgagee shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such proceedings.

         19. Any default by Mortgagor of any obligation hereunder, any Default under the Note, and any Event of Default under the Agreement, the Security Agreement or the Assignment or any default of any of the other Obligations shall be an "Event of Default" under this Mortgage.

         20. If an Event of Default shall have occurred and be continuing, Mortgagee, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Mortgage, the Agreement, the Note, the Security Agreement, the Assignment or any instrument collateral thereto, or now or hereafter existing at law, or in equity or by statute. Without limitation, Mortgagee may (a) declare the entire unpaid principal balance of the Note and all other indebtedness secured hereby immediately due and payable, without notice or demand, the same being expressly waived by Mortgagor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness secured by this Mortgage due hereunder, whether at maturity or by acceleration;
(c) foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with Mortgagee's rights with respect to real property.

         21. Mortgagor does hereby waive to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in the event of any sale of the Mortgaged Property, any part thereof or any interest therein and any court having jurisdiction to foreclose the lien thereof may sell the Mortgaged Property in part or as an entirety.

         22. All amounts (including, without limitation, the proceeds of any sale of the Mortgaged Property, any part thereof or any interest therein) received by Mortgagee hereunder shall be applied to amounts due to it from Mortgagor hereunder and under the Note, the Agreement, the Security Agreement, the Assignment and the other Obligations, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to foreclose this Mortgage);

         Second: the payment of indebtedness secured by this Mortgage owing to Mortgagee, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Mortgagee for the payment of all amounts payable under the Note in the order provided for therein.

         23. Each right, power and remedy of Mortgagee, provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

         24. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         25. No failure by Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Mortgage, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         26. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Mortgagee shall continue as if no such proceeding had been taken.

         27. Mortgagee shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Mortgage.

         28. Without notice to or consent of Mortgagor and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept from Mortgagor or from any other person or persons, additional security for the indebtedness secured by this Mortgage. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security or to the security created by this Mortgage, in either case without affecting the lien hereof and the rights conferred hereunder.

         29. If all sums then due and payable under this Mortgage, the Note and the Agreement by Mortgagor shall have been paid and Mortgagor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Mortgage shall be null and void and of no further force and effect. Upon the written request and at the expense of Mortgagor, Mortgagee will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         30. Mortgagee and its representatives are hereby authorized to enter upon and inspect the Mortgaged Property at reasonable times, and so long as Mortgagee does not unreasonably interfere with Mortgagor's use and enjoyment of the Mortgaged Property.

         31. Mortgagor shall, to the extent permitted by law, immediately upon demand pay or reimburse Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Mortgagee is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Mortgage or the Agreement, the Security Agreement, the Assignment, Mortgagor or any of the Mortgaged Property, including, but not limited to, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof, and any such amounts paid by Mortgagee shall, except as may be limited by law or judicial order or decision entered in any action to foreclose this Mortgage, be added to the indebtedness secured hereby and secured by the lien and security interest of this Mortgage and shall bear interest at eight percent (8%) per annum.

         32. It being the desire and intention of the parties hereto that this Mortgage and the lien created hereby do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidence by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         33. This Mortgage shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principals (except to the extent the Mortgaged Property is situated in a state other than Ohio and in that case any laws of such state which are required to control mortgages granted on such property shall apply) and shall inure to the benefit of and be binding upon Mortgagor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Mortgagee and its successors and assigns. If any term or provision of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Mortgage. This Mortgage may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Mortgage to produce or account for more than one such counterpart.

         34. This Mortgage may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Mortgagor and Mortgagee.

         35. All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagor or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor, or by any court in such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreements pertaining to the loan on the Mortgaged Property with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.


         36. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth in the granting clause. Mortgagor and Mortgagee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         37. In the event of litigation concerning this document or any related document(s), all costs, charges and expenses, including reasonable attorneys' fees, shall be awarded to the prevailing party. As used herein and all related loan documents, attorneys' fees shall include, but not be limited to, fees incurred in all matters of collection

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] and enforcement, construction and interpretation, before, during or after trial, proceedings and appeals, as well as appearances connected with bankruptcy proceedings.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date written below.

Signed and Acknowledged
in the Presence of:                         MORTGAGOR:


------------------------------              --------------------------------
                                             WAYNE R. HELLMAN

______________________________               Date:____________________________


         I hereby release all of my dower rights in the Mortgaged Property.

Signed and Acknowledged
in the Presence of:


------------------------------              --------------------------------
                                            DIANE HELLMAN

______________________________              Date:____________________________



STATE OF OHIO                )
                             )         SS:
COUNTY OF CUYAHOGA           )


         The foregoing instrument was executed before me this ____ day of February, 1999, by Wayne R. Hellman and Diane Hellman who are personally known to me and who did swear that the same was done of their own free will.

                                              -------------------------------
                                              Notary Public
Prepared by:
Jay R. Faeges, Esq.
Goodman Weiss Miller LLP
100 Erieview Plaza, 27th Floor
Cleveland, Ohio 44114
(216) 696-3366

                         EXHIBIT A - MORTGAGED PROPERTY
                              REAL ESTATE MORTGAGE
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


PROPERTY ADDRESS:                  7181 Ober Lane
                                   Chagrin Falls, Ohio 44023-1125

PARCEL NUMBER:                     02-159150

SENIOR LENDER:                     Key Bank National Association

LEGAL DESCRIPTION:                 Situated  in the  Township  of  Bainbridge,
                                   County of Geauga,  and State of Ohio:

                                   And known as being Sublot No. 34 in
                                   the Stone Ridge Company's Stone
                                   Ridge Colony Allotment of a part of
                                   Original Bainbridge Township Lots
                                   Nos. 39 and 48, Tract No. 1, as
                                   shown by the recorded plat in Volume
                                   7 of Maps, Page 49 of Geauga County
                                   Records, be the same more or less,
                                   but subject to all legal highways.

                              REAL ESTATE MORTGAGE

Filed for record in ______ County, ______ on February ____, 1999, ______ o'clock _.m., E.D.T.
No. _______________ and recorded at
Volume ______, Page _______,
______ County, ______, Mortgage Records


         As an inducement to and in consideration of the loan to the undersigned, WAYNE R. HELLMAN ("Mortgagor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023 by ADVANCED LIGHTING TECHNOLOGIES, INC., ("Mortgagee"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139, pursuant to the Loan Agreement dated as of October 8, 1998, by and between Mortgagor and Mortgagee (the "Agreement") and evidenced by the Secured Promissory Note dated as of October 8, 1998, with a maturity date of October 6, 1999, made by Mortgagor to Mortgagee (the "Note"), and further evidenced by the Security Agreement and the Collateral Assignment of Contract, both dated as of October 8, 1998, by and between Mortgagor and Mortgagee (respectively, the "Security Agreement" and the "Assignment"), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants, bargains, sells, conveys, mortgages, assigns and grants a security interest in and transfers unto Mortgagee, its successors and assigns, to have and to hold forever, all right, title and interest of Mortgagor in and to the real property described in EXHIBIT A, together with all other real properties now or hereafter made subject to the lien of this Mortgage by supplemental mortgage or otherwise, and (i) in and to the buildings and other improvements now or hereafter situated thereon; (ii) all privileges and appurtenances thereto; (iii) all fixtures now or hereafter attached to and used in connection therewith; (iv) all renewals or replacements thereof or articles in substitution therefor; (v) all proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof; and (vi) all rents, issues and profits or other amounts due Mortgagor in respect thereof (collectively, the "Mortgaged Property"). This Mortgage is made subject to all restrictions and easements of record, current taxes and assessments.

         1. This Mortgage secures the payment of principal in the amount of Nine Million Dollars ($9,000,000), together with all interest thereon and any other amounts now or hereafter owing from Mortgagor to Mortgagee hereunder, under the Note or the Agreement, and under the Security Agreement and the Assignment and all other agreements entered into by Mortgagee and Mortgagor in connection herewith and therewith, and the performance of all other obligations of Mortgagor hereunder and thereunder (collectively, the "Obligations").

         2. Mortgagor represents and warrants to Mortgagee that Mortgagor (i) is lawfully seized with good and marketable title, in fee simple, to the real property included in the Mortgaged Property and has good title to all personal property included in the Mortgaged Property, subject only to Permitted Encumbrances (defined herein); (ii) has full right and authority to grant the interests to Mortgagee as provided herein; and (iii) will warrant and defend to Mortgagee such title to the Mortgaged Property and the lien and interest of Mortgagee therein and thereon against all claims and demands whatsoever and will, except as otherwise herein expressly provided, maintain the priority of the lien of, and the security interest granted by, this Mortgage upon the Mortgaged Property until Mortgagor shall be entitled to defeasance as provided herein.

         3. Mortgagor, at its expense, shall cause this Mortgage, any instruments supplemental hereto, financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect the lien of this Mortgage as a valid mortgage lien, subject only to Permitted Encumbrances (defined herein).

         4. All property of every kind acquired by Mortgagor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by Mortgagor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by Mortgagor and specifically described herein. Nevertheless, Mortgagor shall take such actions and execute and deliver such additional instruments as Mortgagee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

         5. Mortgagor shall not sell, rent, convey, assign or transfer the Mortgaged Property or any part or interest therein without the prior written consent of Mortgagee, which shall not be unreasonably withheld. Mortgagor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of Mortgagor or Mortgagee therein or any revenues, income or profit or other sums arising from the Mortgaged Property or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than: (i) the lien of this Mortgage and any other liens or rights of Mortgagee granted in any of the Loan Documents; (ii) the lien of any lender identified in EXHIBIT A (the "Senior Lender"); (iii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid; (iv) liens of mechanics, materialmen, suppliers or vendors or rights thereto for amounts which at the time are not required to be paid; and (v) purchase money security interests in property purchased on credit or with borrowed money and which secures the repayment of such credit or borrowed money (collectively, the "Permitted Encumbrances")

         6. This Mortgage is also a security agreement and creates a security interest in and to the Mortgaged Property to secure payment and performance of the Obligations. Mortgagor has executed and delivered to Mortgagee a Security Agreement, dated as of even date herewith. To the extent the Mortgaged Property is covered by both this Mortgage and said Security Agreement, the provisions of both shall apply, but in the event of a conflict, the provisions of this Mortgage shall govern as to all portions of the Mortgage Property as constitutes real property and fixtures and interests therein, and the provisions of the Security Agreement shall govern as to all portions of the Mortgaged Property as constitutes personal property.

         7. This Mortgage is intended to be effective under the Uniform Commercial Code as a financing statement filed as a fixture filing, and, in compliance therewith, the following information is set forth:

                  (a)      The name and address of the record owner/debtor is:

                                Wayne R. Hellman
                                 7181 Ober Lane
                            Chagrin Falls, Ohio 44023

                  (b) The name and address of the secured party is:

                      Advanced Lighting Technologies, Inc.
                                32000 Aurora Road
                                Solon, Ohio 44139

                  (c) The property covered hereby is described in detail in EXHIBIT A, attached hereto.


         8. Mortgagor hereby authorizes and empowers Mortgagee, at its option, to do all things authorized or required to be done by Mortgagee, as a mortgagee, under the laws of the state of Ohio and, if different, the state in which the Mortgaged Property is located, to protect its interests in the Mortgaged Property.

         9. Nothing contained in this Mortgage shall constitute any request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or be construed to give Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Mortgagee or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         10. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Mortgagee may, from time to time and without notice (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property; (e) take or release any other or additional security for any obligation herein mentioned; or (f) make compositions or other arrangements with debtors in relation thereto.

         11. Mortgagor shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Mortgaged Property or any part thereof which, if not paid, may become or be made a lien on the Mortgaged Property, or any part thereof.

         12. Mortgagor shall keep the real and personal property included in the Mortgaged Property continuously insured with risk and liability insurance in such amounts as Mortgagee reasonably requires. All insurance shall be obtained and maintained either by means of policies with generally recognized, responsible insurance companies. Mortgagor shall furnish Mortgagee with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification which phrase shall include any reduction in the scope or limits of coverage upon less than thirty (30) days advance written notice to Mortgagee. All policies of insurance shall contain standard mortgage clauses requiring all proceeds resulting from any claim for loss or damage to be paid to Mortgagee.

         13. Mortgagor, at its expense, shall comply with all laws with respect to the Mortgaged Property, and shall keep (or cause to be kept) the Mortgaged Property in good order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen unless Mortgagee otherwise consents in writing. Mortgagor shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Mortgaged Property or any part thereof, shall not commit or permit any waste of the Mortgaged Property or any part thereof, and shall not permit any unlawful use or occupation of the Mortgaged Property or any part thereof.

         14. Mortgagor further covenants and agrees with Mortgagee that neither Mortgagor nor any of its agents, employees, independent contractors, invitees, licensees, successors, assignees, tenants or subtenants will store, release or dispose of or permit the storage, release or disposal of any hazardous or toxic substances or hazardous waste on the Mortgaged Property at any time from and after the effective date of this Mortgage ("Environmental Issues").

         15. Mortgagor will protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses as may be limited by law or judicial order or decision entered in any action brought to recover monies under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) ownership of any interest in the Mortgaged Property or any part thereof; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, including any Environmental Issues; (d) any failure on the part of Mortgagor to perform or comply with any of the terms hereof; (e) any necessity to defend any of the rights, title or interest conveyed by this Mortgage; or (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof.

         16. In case of any damage to or destruction of any buildings, fixtures or personal property included in the Mortgaged Property, or any part thereof, Mortgagor will promptly give written notice thereof to Mortgagee generally describing the nature and extent of such damage or destruction. Any insurance or other proceeds from any such damage or destruction shall be paid to Mortgagee, unless Mortgagee otherwise consents in writing to Mortgagor's use of such proceeds to repair or replace the damaged or destroyed property, which consent will not be unreasonably withheld.

         17. If title to or the temporary use of the Mortgaged Property, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority, Mortgagor will promptly give written notice thereof to Mortgagee describing the nature and extent of such taking. Any proceeds received from any award made in such eminent domain proceedings shall be paid to Mortgagee.


         18. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Agreement or the Note, Mortgagee, without notice or demand upon Mortgagor and without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Mortgagor and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in its sole opinion, may be necessary or appropriate therefor. All payments so made by Mortgagee and all costs, fees and expenses incurred in connection therewith or in connection with the performance by Mortgagee of any such act, together with interest thereon at eight percent (8%) per annum shall, together with such interest, be additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand. In any action brought to collect such indebtedness, or to foreclose this Mortgage, Mortgagee shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such proceedings.

         19. Any default by Mortgagor of any obligation hereunder, any Default under the Note, and any Event of Default under the Agreement, the Security Agreement or the Assignment or any default of any of the other Obligations shall be an "Event of Default" under this Mortgage.

         20. If an Event of Default shall have occurred and be continuing, Mortgagee, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Mortgage, the Agreement, the Note, the Security Agreement, the Assignment or any instrument collateral thereto, or now or hereafter existing at law, or in equity or by statute. Without limitation, Mortgagee may (a) declare the entire unpaid principal balance of the Note and all other indebtedness secured hereby immediately due and payable, without notice or demand, the same being expressly waived by Mortgagor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness secured by this Mortgage due hereunder, whether at maturity or by acceleration;
(c) foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with Mortgagee's rights with respect to real property.

         21. Mortgagor does hereby waive to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in the event of any sale of the Mortgaged Property, any part thereof or any interest therein and any court having jurisdiction to foreclose the lien thereof may sell the Mortgaged Property in part or as an entirety.

         22. All amounts (including, without limitation, the proceeds of any sale of the Mortgaged Property, any part thereof or any interest therein) received by Mortgagee hereunder shall be applied to amounts due to it from Mortgagor hereunder and under the Note, the Agreement, the Security Agreement, the Assignment and the other Obligations, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to foreclose this Mortgage);

         Second: the payment of indebtedness secured by this Mortgage owing to Mortgagee, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Mortgagee for the payment of all amounts payable under the Note in the order provided for therein.

         23. Each right, power and remedy of Mortgagee, provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

         24. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         25. No failure by Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Mortgage, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         26. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Mortgagee shall continue as if no such proceeding had been taken.

         27. Mortgagee shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Mortgage.

         28. Without notice to or consent of Mortgagor and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept from Mortgagor or from any other person or persons, additional security for the indebtedness secured by this Mortgage. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security or to the security created by this Mortgage, in either case without affecting the lien hereof and the rights conferred hereunder.

         29. If all sums then due and payable under this Mortgage, the Note and the Agreement by Mortgagor shall have been paid and Mortgagor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Mortgage shall be null and void and of no further force and effect. Upon the written request and at the expense of Mortgagor, Mortgagee will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         30. Mortgagee and its representatives are hereby authorized to enter upon and inspect the Mortgaged Property at reasonable times, and so long as Mortgagee does not unreasonably interfere with Mortgagor's use and enjoyment of the Mortgaged Property.

         31. Mortgagor shall, to the extent permitted by law, immediately upon demand pay or reimburse Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Mortgagee is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Mortgage or the Agreement, the Security Agreement, the Assignment, Mortgagor or any of the Mortgaged Property, including, but not limited to, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof, and any such amounts paid by Mortgagee shall, except as may be limited by law or judicial order or decision entered in any action to foreclose this Mortgage, be added to the indebtedness secured hereby and secured by the lien and security interest of this Mortgage and shall bear interest at eight percent (8%) per annum.

         32. It being the desire and intention of the parties hereto that this Mortgage and the lien created hereby do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidence by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         33. This Mortgage shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principals (except to the extent the Mortgaged Property is situated in a state other than Ohio and in that case any laws of such state which are required to control mortgages granted on such property shall apply) and shall inure to the benefit of and be binding upon Mortgagor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Mortgagee and its successors and assigns. If any term or provision of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Mortgage. This Mortgage may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Mortgage to produce or account for more than one such counterpart.

         34. This Mortgage may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Mortgagor and Mortgagee.

         35. All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagor or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor, or by any court in such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreements pertaining to the loan on the Mortgaged Property with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.


         36. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth in the granting clause. Mortgagor and Mortgagee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         37. In the event of litigation concerning this document or any related document(s), all costs, charges and expenses, including reasonable attorneys' fees, shall be awarded to the prevailing party. As used herein and all related loan documents, attorneys' fees shall include, but not be limited to, fees incurred in all matters of collection

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] and enforcement, construction and interpretation, before, during or after trial, proceedings and appeals, as well as appearances connected with bankruptcy proceedings.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date written below.

Signed and Acknowledged
in the Presence of:                         MORTGAGOR:


------------------------------              --------------------------------
                                            WAYNE R. HELLMAN

______________________________              Date:____________________________


         I hereby release all of my dower rights in the Mortgaged Property.

Signed and Acknowledged
in the Presence of:


------------------------------              --------------------------------
                                            DIANE HELLMAN

______________________________              Date:____________________________



STATE OF OHIO             )
                          )         SS:
COUNTY OF CUYAHOGA        )


         The foregoing instrument was executed before me this ____ day of February, 1999, by Wayne R. Hellman and Diane Hellman who are personally known to me and who did swear that the same was done of their own free will.


                                           -------------------------------
                                           Notary Public
Prepared by:
Jay R. Faeges, Esq.
Goodman Weiss Miller LLP
100 Erieview Plaza, 27th Floor
Cleveland, Ohio 44114
(216) 696-3366

                         EXHIBIT A - MORTGAGED PROPERTY
                              REAL ESTATE MORTGAGE
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


PROPERTY ADDRESS:                          735 Hardwick Drive
                                           Aurora, Ohio  44202

PARCEL NUMBER:                             03-016-00-00-240-000

SENIOR LENDER:                             Merrill Lynch Credit Corporation

LEGAL DESCRIPTION:                         Sublot No. 196 in Barrington
                                           Subdivision No. 2 being part of
                                           original Aurora Township Lot Nos. 8,
                                           9, 15 and 16 as shown by the
                                           recorded Plat 94-74 of Portage
                                           County Records (the "Sublot" or
                                           "Sublots"), together with all rights
                                           granted by the Master Declaration of
                                           Covenants, Conditions, Easements and
                                           Restrictions of Barrington, Aurora,
                                           Ohio recorded in Volume 1116, Pages
                                           538 through 600 of Portage County
                                           Records.

                              REAL ESTATE MORTGAGE

Filed for record in ______ County, ______ on February ____, 1999, ______ o'clock _.m., E.D.T.
No. _______________ and recorded at
Volume ______, Page _______,
______ County, ______, Mortgage Records


         As an inducement to and in consideration of the loan to the undersigned, WAYNE R. HELLMAN ("Mortgagor"), having his principal residence at 7181 Ober Lane, Chagrin Falls, Ohio 44023 by ADVANCED LIGHTING TECHNOLOGIES, INC., ("Mortgagee"), an Ohio corporation having its principal offices at 32000 Aurora Road, Solon, Ohio 44139, pursuant to the Loan Agreement dated as of October 8, 1998, by and between Mortgagor and Mortgagee (the "Agreement") and evidenced by the Secured Promissory Note dated as of October 8, 1998, with a maturity date of October 6, 1999, made by Mortgagor to Mortgagee (the "Note"), and further evidenced by the Security Agreement and the Collateral Assignment of Contract, both dated as of October 8, 1998, by and between Mortgagor and Mortgagee (respectively, the "Security Agreement" and the "Assignment"), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants, bargains, sells, conveys, mortgages, assigns and grants a security interest in and transfers unto Mortgagee, its successors and assigns, to have and to hold forever, all right, title and interest of Mortgagor in and to the real property described in EXHIBIT A, together with all other real properties now or hereafter made subject to the lien of this Mortgage by supplemental mortgage or otherwise, and (i) in and to the buildings and other improvements now or hereafter situated thereon; (ii) all privileges and appurtenances thereto; (iii) all fixtures now or hereafter attached to and used in connection therewith; (iv) all renewals or replacements thereof or articles in substitution therefor; (v) all proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof; and (vi) all rents, issues and profits or other amounts due Mortgagor in respect thereof (collectively, the "Mortgaged Property"). This Mortgage is made subject to all restrictions and easements of record, current taxes and assessments.

         1. This Mortgage secures the payment of principal in the amount of Nine Million Dollars ($9,000,000), together with all interest thereon and any other amounts now or hereafter owing from Mortgagor to Mortgagee hereunder, under the Note or the Agreement, and under the Security Agreement and the Assignment and all other agreements entered into by Mortgagee and Mortgagor in connection herewith and therewith, and the performance of all other obligations of Mortgagor hereunder and thereunder (collectively, the "Obligations").

         2. Mortgagor represents and warrants to Mortgagee that Mortgagor (i) is lawfully seized with good and marketable title, in fee simple, to the real property included in the Mortgaged Property and has good title to all personal property included in the Mortgaged Property, subject only to Permitted Encumbrances (defined herein); (ii) has full right and authority to grant the interests to Mortgagee as provided herein; and (iii) will warrant and defend to Mortgagee such title to the Mortgaged Property and the lien and interest of Mortgagee therein and thereon against all claims and demands whatsoever and will, except as otherwise herein expressly provided, maintain the priority of the lien of, and the security interest granted by, this Mortgage upon the Mortgaged Property until Mortgagor shall be entitled to defeasance as provided herein.

         3. Mortgagor, at its expense, shall cause this Mortgage, any instruments supplemental hereto, financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect the lien of this Mortgage as a valid mortgage lien, subject only to Permitted Encumbrances (defined herein).

         4. All property of every kind acquired by Mortgagor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by Mortgagor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by Mortgagor and specifically described herein. Nevertheless, Mortgagor shall take such actions and execute and deliver such additional instruments as Mortgagee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

         5. Mortgagor shall not sell, rent, convey, assign or transfer the Mortgaged Property or any part or interest therein without the prior written consent of Mortgagee, which shall not be unreasonably withheld. Mortgagor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of Mortgagor or Mortgagee therein or any revenues, income or profit or other sums arising from the Mortgaged Property or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than: (i) the lien of this Mortgage and any other liens or rights of Mortgagee granted in any of the Loan Documents; (ii) the lien of any lender identified in EXHIBIT A (the "Senior Lender"); (iii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid; (iv) liens of mechanics, materialmen, suppliers or vendors or rights thereto for amounts which at the time are not required to be paid; and (v) purchase money security interests in property purchased on credit or with borrowed money and which secures the repayment of such credit or borrowed money (collectively, the "Permitted Encumbrances")

         6. This Mortgage is also a security agreement and creates a security interest in and to the Mortgaged Property to secure payment and performance of the Obligations. Mortgagor has executed and delivered to Mortgagee a Security Agreement, dated as of even date herewith. To the extent the Mortgaged Property is covered by both this Mortgage and said Security Agreement, the provisions of both shall apply, but in the event of a conflict, the provisions of this Mortgage shall govern as to all portions of the Mortgage Property as constitutes real property and fixtures and interests therein, and the provisions of the Security Agreement shall govern as to all portions of the Mortgaged Property as constitutes personal property.

         7. This Mortgage is intended to be effective under the Uniform Commercial Code as a financing statement filed as a fixture filing, and, in compliance therewith, the following information is set forth:

                  (a)      The name and address of the record owner/debtor is:

                                Wayne R. Hellman
                                 7181 Ober Lane
                            Chagrin Falls, Ohio 44023

                  (b) The name and address of the secured party is:

                      Advanced Lighting Technologies, Inc.
                                32000 Aurora Road
                                Solon, Ohio 44139

                  (c) The property covered hereby is described in detail in EXHIBIT A, attached hereto.


         8. Mortgagor hereby authorizes and empowers Mortgagee, at its option, to do all things authorized or required to be done by Mortgagee, as a mortgagee, under the laws of the state of Ohio and, if different, the state in which the Mortgaged Property is located, to protect its interests in the Mortgaged Property.

         9. Nothing contained in this Mortgage shall constitute any request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or be construed to give Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Mortgagee or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         10. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Mortgagee may, from time to time and without notice (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property; (e) take or release any other or additional security for any obligation herein mentioned; or (f) make compositions or other arrangements with debtors in relation thereto.

         11. Mortgagor shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Mortgaged Property or any part thereof which, if not paid, may become or be made a lien on the Mortgaged Property, or any part thereof.

         12. Mortgagor shall keep the real and personal property included in the Mortgaged Property continuously insured with risk and liability insurance in such amounts as Mortgagee reasonably requires. All insurance shall be obtained and maintained either by means of policies with generally recognized, responsible insurance companies. Mortgagor shall furnish Mortgagee with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification which phrase shall include any reduction in the scope or limits of coverage upon less than thirty (30) days advance written notice to Mortgagee. All policies of insurance shall contain standard mortgage clauses requiring all proceeds resulting from any claim for loss or damage to be paid to Mortgagee.

         13. Mortgagor, at its expense, shall comply with all laws with respect to the Mortgaged Property, and shall keep (or cause to be kept) the Mortgaged Property in good order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen unless Mortgagee otherwise consents in writing. Mortgagor shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Mortgaged Property or any part thereof, shall not commit or permit any waste of the Mortgaged Property or any part thereof, and shall not permit any unlawful use or occupation of the Mortgaged Property or any part thereof.

         14. Mortgagor further covenants and agrees with Mortgagee that neither Mortgagor nor any of its agents, employees, independent contractors, invitees, licensees, successors, assignees, tenants or subtenants will store, release or dispose of or permit the storage, release or disposal of any hazardous or toxic substances or hazardous waste on the Mortgaged Property at any time from and after the effective date of this Mortgage ("Environmental Issues").

         15. Mortgagor will protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses as may be limited by law or judicial order or decision entered in any action brought to recover monies under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) ownership of any interest in the Mortgaged Property or any part thereof; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, including any Environmental Issues; (d) any failure on the part of Mortgagor to perform or comply with any of the terms hereof; (e) any necessity to defend any of the rights, title or interest conveyed by this Mortgage; or (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof.

         16. In case of any damage to or destruction of any buildings, fixtures or personal property included in the Mortgaged Property, or any part thereof, Mortgagor will promptly give written notice thereof to Mortgagee generally describing the nature and extent of such damage or destruction. Any insurance or other proceeds from any such damage or destruction shall be paid to Mortgagee, unless Mortgagee otherwise consents in writing to Mortgagor's use of such proceeds to repair or replace the damaged or destroyed property, which consent will not be unreasonably withheld.

         17. If title to or the temporary use of the Mortgaged Property, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority, Mortgagor will promptly give written notice thereof to Mortgagee describing the nature and extent of such taking. Any proceeds received from any award made in such eminent domain proceedings shall be paid to Mortgagee.


         18. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Agreement or the Note, Mortgagee, without notice or demand upon Mortgagor and without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Mortgagor and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in its sole opinion, may be necessary or appropriate therefor. All payments so made by Mortgagee and all costs, fees and expenses incurred in connection therewith or in connection with the performance by Mortgagee of any such act, together with interest thereon at eight percent (8%) per annum shall, together with such interest, be additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand. In any action brought to collect such indebtedness, or to foreclose this Mortgage, Mortgagee shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such proceedings.

         19. Any default by Mortgagor of any obligation hereunder, any Default under the Note, and any Event of Default under the Agreement, the Security Agreement or the Assignment or any default of any of the other Obligations shall be an "Event of Default" under this Mortgage.

         20. If an Event of Default shall have occurred and be continuing, Mortgagee, at any time, at its election, may exercise any or all or any combination of the remedies conferred upon or reserved to it under this Mortgage, the Agreement, the Note, the Security Agreement, the Assignment or any instrument collateral thereto, or now or hereafter existing at law, or in equity or by statute. Without limitation, Mortgagee may (a) declare the entire unpaid principal balance of the Note and all other indebtedness secured hereby immediately due and payable, without notice or demand, the same being expressly waived by Mortgagor, subject to any cure periods provided for in the Note for non-monetary defaults; (b) proceed at law or equity to collect all indebtedness secured by this Mortgage due hereunder, whether at maturity or by acceleration;
(c) foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property; and (d) exercise any rights, powers and remedies it may have as a secured party under the Uniform Commercial Code, or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with Mortgagee's rights with respect to real property.

         21. Mortgagor does hereby waive to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in the event of any sale of the Mortgaged Property, any part thereof or any interest therein and any court having jurisdiction to foreclose the lien thereof may sell the Mortgaged Property in part or as an entirety.

         22. All amounts (including, without limitation, the proceeds of any sale of the Mortgaged Property, any part thereof or any interest therein) received by Mortgagee hereunder shall be applied to amounts due to it from Mortgagor hereunder and under the Note, the Agreement, the Security Agreement, the Assignment and the other Obligations, and shall be applied as follows:

         First: the payment of all costs incurred in the collection thereof (including, without limitation, reasonable attorneys' fees and expenses except as may have been limited by law or by judicial order or decision entered in any action to foreclose this Mortgage);

         Second: the payment of indebtedness secured by this Mortgage owing to Mortgagee, other than indebtedness with respect to the Note at the time outstanding; and

         Third: the payment to Mortgagee for the payment of all amounts payable under the Note in the order provided for therein.

         23. Each right, power and remedy of Mortgagee, provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, in the Agreement, the Note, the Security Agreement, the Assignment or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

         24. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

         25. No failure by Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon an Event of Default, shall constitute a waiver of any such term or of any such Event of Default. No waiver of any Event of Default shall affect or alter this Mortgage, which shall continue in full force, and shall not effect a waiver with respect to any subsequent such Event of Default or to any other then existing or subsequent breach.

         26. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Mortgagee shall continue as if no such proceeding had been taken.

         27. Mortgagee shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by it or its representatives whether or not negligent, which was taken or omitted pursuant to this Mortgage.

         28. Without notice to or consent of Mortgagor and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept from Mortgagor or from any other person or persons, additional security for the indebtedness secured by this Mortgage. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security or to the security created by this Mortgage, in either case without affecting the lien hereof and the rights conferred hereunder.

         29. If all sums then due and payable under this Mortgage, the Note and the Agreement by Mortgagor shall have been paid and Mortgagor shall have complied with all the terms, conditions and requirements hereof and thereof, then this Mortgage shall be null and void and of no further force and effect. Upon the written request and at the expense of Mortgagor, Mortgagee will execute and deliver such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

         30. Mortgagee and its representatives are hereby authorized to enter upon and inspect the Mortgaged Property at reasonable times, and so long as Mortgagee does not unreasonably interfere with Mortgagor's use and enjoyment of the Mortgaged Property.

         31. Mortgagor shall, to the extent permitted by law, immediately upon demand pay or reimburse Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which Mortgagee is made a party, or appears as an intervener or party plaintiff or defendant, affecting or relating to the Note, this Mortgage or the Agreement, the Security Agreement, the Assignment, Mortgagor or any of the Mortgaged Property, including, but not limited to, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof, and any such amounts paid by Mortgagee shall, except as may be limited by law or judicial order or decision entered in any action to foreclose this Mortgage, be added to the indebtedness secured hereby and secured by the lien and security interest of this Mortgage and shall bear interest at eight percent (8%) per annum.

         32. It being the desire and intention of the parties hereto that this Mortgage and the lien created hereby do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidence by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         33. This Mortgage shall be deemed to be made under the laws of the state of Ohio and for all purposes shall be governed by and construed in accordance with the laws of Ohio without regard to conflict of laws principals (except to the extent the Mortgaged Property is situated in a state other than Ohio and in that case any laws of such state which are required to control mortgages granted on such property shall apply) and shall inure to the benefit of and be binding upon Mortgagor and his estate, heirs, executors, administrators and personal representatives, successors and assigns and Mortgagee and its successors and assigns. If any term or provision of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity of the remaining provisions hereof shall in no way be affected thereby. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Mortgage. This Mortgage may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument; it shall not be necessary in proving this Mortgage to produce or account for more than one such counterpart.

         34. This Mortgage may not be effectively amended, changed, modified, altered or terminated except as provided herein without the prior written consent of Mortgagor and Mortgagee.

         35. All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaims, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagor or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor, or by any court in such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreements pertaining to the loan on the Mortgaged Property with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.


         36. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the addresses set forth in the granting clause. Mortgagor and Mortgagee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         37. In the event of litigation concerning this document or any related document(s), all costs, charges and expenses, including reasonable attorneys' fees, shall be awarded to the prevailing party. As used herein and all related loan documents, attorneys' fees shall include, but not be limited to, fees incurred in all matters of collection

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] and enforcement, construction and interpretation, before, during or after trial, proceedings and appeals, as well as appearances connected with bankruptcy proceedings.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date written below.

Signed and Acknowledged
in the Presence of:                         MORTGAGOR:


------------------------------              --------------------------------
                                            WAYNE R. HELLMAN

______________________________              Date:____________________________


         I hereby release all of my dower rights in the Mortgaged Property.

Signed and Acknowledged
in the Presence of:


------------------------------              --------------------------------
                                            DIANE HELLMAN

______________________________              Date:____________________________



STATE OF OHIO           )
                        )         SS:
COUNTY OF CUYAHOGA      )


         The foregoing instrument was executed before me this ____ day of February, 1999, by Wayne R. Hellman and Diane Hellman who are personally known to me and who did swear that the same was done of their own free will.

                                          -------------------------------
                                          Notary Public
Prepared by:
Jay R. Faeges, Esq.
Goodman Weiss Miller LLP
100 Erieview Plaza, 27th Floor
Cleveland, Ohio 44114
(216) 696-3366

                         EXHIBIT A - MORTGAGED PROPERTY
                              REAL ESTATE MORTGAGE
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


PROPERTY ADDRESS:                       740 Hardwick Drive
                                        Aurora, Ohio 44202

PARCEL NUMBER:                          03-016-00-00-239-000

SENIOR LENDER:                          Merrill Lynch Credit Corporation

LEGAL DESCRIPTION:                      Sublot No. 195 in Barrington Subdivision
                                        No. 2 being part of original Aurora
                                        Township Lot Nos. 8, 9, 15 and 16 as
                                        shown by the recorded Plat 94-74 of
                                        Portage County Records (the "Sublot" or
                                        "Sublots"), together with all rights
                                        granted by the Master Declaration of
                                        Covenants, Conditions, Easements and
                                        Restrictions of Barrington, Aurora, Ohio recorded in Volume 1116, Pages 538 through 600 of Portage County Records.

                                  ALLONGE NO. 2
                                       to
                                 PROMISSORY NOTE
                                 by and between
                   24 KARAT STREET, INC. AND WAYNE R. HELLMAN

         This ALLONGE NO. 2 shall be so firmly affixed to the Promissory Note as to become a part hereof. The Promissory Note is that certain Note dated May 19, 1997, issued by 24 KARAT STREET, INC. ("Maker") to WAYNE R. HELLMAN in the principal amount of $350,000, as amended by ALLONGE NO. 1, dated September 2, 1998.

         The Promissory Note is hereby amended as follows:

         The Promissory Note and all rights and benefits of Wayne R. Hellman thereunder are hereby assigned to Advanced Lighting Technologies, Inc. in accordance with the Collateral Assignment of Contract entered into by Wayne R. Hellman for the benefit of Advanced Lighting Technologies, Inc., dated October 8, 1998.

         Except as amended hereby, the Promissory Note is in full force and effect.

         IN WITNESS WHEREOF, the Maker has executed and delivered this ALLONGE NO. 2 to Wayne R. Hellman and Advanced Lighting Technologies, Inc. as of the date written below.


WITNESSES:
                                              24 KARAT STREET, INC.

-------------------------
                                              By:________________________

-------------------------
                                              Its:________________________

                                              Date:______________________
-------------------------

-------------------------

                           Standard Form Florida UCC-1
                   Financing Statement with Exhibit 1 Attached

                                    EXHIBIT 1
                      to Florida UCC-1 Financing Statement


         I. All personal property now owned or hereinafter acquired including, but not limited to, stocks; bonds and other securities; investment property; contract rights; furniture; furnishings; chattel papers; deposit accounts; documents; choses in action; money; instruments; goods (whether covered by a certificate of title or not); general intangibles; foreign currency; letters of credit and advices of credit; and

         II. A 1997 Regal pleasure boat, Registration Number FL1982KB, Hull Identification Number RGMPA012G697 and all engines, fixtures and chattels now or hereafter attached thereto or found thereon; and

         III. With respect to all of the foregoing, all (i) privileges and appurtenances thereto, (ii) renewals or replacement thereof or articles in substitution therefor, (iii) proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof, and (iv) all rents, issues, profits or other amounts due to Debtor in respect thereof; and

         IV. Notwithstanding the foregoing, this UCC Financing Statement does not cover any stocks, bonds or other securities held by Debtor in Advanced Lighting Technologies, Inc. nor any membership interest in Hellman, Ltd.

                            Standard Form Ohio UCC-1
                   Financing Statement with Exhibit 1 Attached

                                    EXHIBIT 1
                        to Ohio UCC-1 Financing Statement

         I. All personal property now owned or hereinafter acquired including, but not limited to, stocks; bonds and other securities; investment property; contract rights; furniture; furnishings; chattel papers; deposit accounts; documents; choses in action; money; instruments; goods (whether covered by a certificate of title or not); general intangibles; foreign currency; letters of credit and advices of credit; and

         II. A 1997 Regal pleasure boat, Registration Number FL1982KB, Hull Identification Number RGMPA012G697 and all engines, fixtures and chattels now or hereafter attached thereto or found thereon; and

         III. With respect to all of the foregoing, all (i) privileges and appurtenances thereto, (ii) renewals or replacement thereof or articles in substitution therefor, (iii) proceeds of any of the foregoing or from any insurance payable with respect thereto (from whatever source), or payments from any taking under power of eminent domain of all or any portion thereof, and (iv) all rents, issues, profits or other amounts due to Debtor in respect thereof; and

         IV. Notwithstanding the foregoing, this UCC Financing Statement does not cover any stocks, bonds or other securities held by Debtor in Advanced Lighting Technologies, Inc. nor any membership interest in Hellman, Ltd.

                                 SCHEDULE 2.2(f)
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


         1. Key Bank National Association - Senior Lender on property located at 7181 Ober Lane, Chagrin Falls, Ohio 44023-1125.

         2. First Union National Bank of Florida - Senior Lender on property located at 27261 Hidden River Court, Bonita Springs, Florida 34134-2638.

         3. Merrill Lynch Credit Corporation - Senior Lender on property located at 735 Hardwick Drive and 740 Hardwick Drive, Aurora, Ohio 44202.

                                 SCHEDULE 2.2(j)
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


         1. Key Bank National Association - Senor Lender on property located at 7181 Ober Lane, Chagrin Falls, Ohio 44023-1125.

         2. First Union National Bank of Florida - Senior Lender on property located at 27261 Hidden River Court, Bonita Springs, Florida 34134-2638.

         3. Merrill Lynch Credit Corporation - Senior Lender on property located at 735 Hardwick Drive and 740 Hardwick Drive, Aurora, Ohio 44202.

                           EXHIBIT 2.2-l - MARGIN LOAN
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


Amount Currently Owed by Borrower on Margin Loan               $15,049,195

Current Amount of Margin Deficit                                $8,327,313

Collateral Securing the Margin Loan, including Margin Shares   $10,008,716

                                  EXHIBIT 2.2-m
                                 LOAN AGREEMENT
             WAYNE R. HELLMAN / ADVANCED LIGHTING TECHNOLOGIES, INC.


          Stocks, bonds or other securities of Advanced Lighting Technologies, Inc. held by Hellman, Ltd. or in trust for the benefit of Borrower=s children.